UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

(Amendment No.      )

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date:	Time:	Place:
May 22, 2018	11:00 a.m.	Virtual meeting; please visit www.virtualshareholdermeeting.com/STL2018

April 23, 2018

Dear Stockholders:

The annual meeting of stockholders (the "Annual Meeting") of Sterling Bancorp (the "Company") will be held on Tuesday, May 22, 2018, at 11:00 a.m. Eastern Time. This year's Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting http://www.virtualshareholdermeeting.com/STL2018. A secure control number that will allow you to attend the meeting electronically can be found on the enclosed proxy card. Whether or not you plan to participate in the meeting, the Board of Directors strongly encourages you to review the enclosed information and vote your shares. Your vote is important.

The Company's performance during 2017 was highlighted by significant accomplishments that reflect our commitment to enhancing stockholder value. The Company continued making progress in its strategy of building a high performing regional bank that delivers strong growth and profitability. The Board of Directors of the Company (the "Board") believes that the Company's executive compensation and corporate governance policies will contribute to the Company's ability to generate strong operating and financial performance and deliver short-term and long-term value for stockholders.

Recent 2018 Highlights

➢	Sterling National Bank Ranked #31 in Forbes' 2018 List of America's Best Banks. In February 2018, Sterling National Bank was ranked #31 by Forbes’ annual ranking of America's Best Banks, a rise from #36 in the 2017 ranking and #87 in the 2016 ranking. This annual list gauges the financial condition of each of America's 100 largest banks and thrifts by assets and is based on a combination of ten key metrics related to growth, profitability, capital adequacy and asset quality.

➢	Acquisition of Advantage Funding Management Co., Inc. On April 2, 2018, Sterling National Bank acquired Advantage Funding Management Co. Inc., a leading provider of commercial vehicle and transportation financing services with outstanding loans and leases as of February 28, 2018 of $457 million. This acquisition will expand Sterling’s specialty finance offerings serving the equipment and transportation needs of our customers.

Highlights for the Year Ended December 31, 2017

➢	Acquisition of Astoria Financial Corporation. On October 2, 2017, the Company completed its merger with Astoria Financial Corporation ("Astoria") (NYSE: AF) (the "Astoria Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 6, 2017. The transaction was valued at approximately $2.2 billion, and Sterling National Bank is now the sixth largest regional financial institution in our market in terms of deposits, with over $20 billion in deposits as of December 31, 2017. In addition, Sterling National Bank has a diversified commercial and consumer banking focus, excess liquidity, solid capital foundation, and a broad footprint in a dynamic and growing marketplace.

➢	Strong Operating Performance in 2017. For the year ended December 31, 2017, reported net income available to common stockholders was $91.0 million, or $0.58 per diluted common share, compared to net income of $140.0 million, or $1.07 per diluted common share, for 2016. Excluding the impact of merger-related expense and other restructuring charges that were incurred in connection with the Astoria Merger, adjusted net income available to common stockholders was $222.0 million, or $1.40 per diluted common share in 2017. This represented growth in net income of 52.6% and growth in diluted earnings per share of 26.1% over the year ended December 31, 2016. At December 31, 2017, total assets were $30.4 billion, total portfolio loans were $19.9 billion and total deposits were $20.5 billion.

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Corporate Governance

The Board is committed to operating the Company in a manner aligned with our stockholders' interests. The Board believes that our proposals are in conformity with best governance practices.

At our upcoming annual meeting on May 22, 2018, our Board proposes that our stockholders consider an amendment to our Amended and Restated Certificate of Incorporation to eliminate the provisions requiring cause and a supermajority vote to remove a director, which our Board believes aligns with recent judicial interpretations of Delaware General Corporation Law and best corporate governance practices.

On January 24, 2017, the Company amended and restated its Amended and Restated Bylaws (the "Bylaws") to establish a mandatory retirement age of 75 for the Board members. This resulted in four (4) of the Company's Board members voluntarily resigning at the Company's 2017 annual meeting in order to comply with the new mandatory retirement policy. On May 23, 2017, the Company further amended and restated its Bylaws to provide the Board with the ability to appoint directors emeritus. Two former directors, who served on the Company's Board with distinction and excellence and provide unique perspective and historical guidance as former presidents of legacy companies comprising our current Company, have been appointed as directors emeritus.

At the annual meeting on May 23, 2017, eleven (11) directors were elected to the Board for a one (1) year term. Upon the closing of the Astoria Merger (as set out in the terms of the Astoria Merger agreement), four (4) former members of Astoria's Board of Directors joined our Board effective October 2, 2017, increasing the size of the Board to fifteen (15) members. Two members of the Board of Directors, Monte Redman and Thomas Kahn, are retiring from the Board effective at the 2018 annual meeting. The remaining thirteen (13) existing members of the Company's Board will stand for re-election at the Company's 2018 annual meeting, as well as one (1) new Board nominee.

Stockholder Engagement

The Company values its relationship with its stockholders and has expanded its engagement with investors. The Company's executives regularly attend investor conferences and hold regular meetings with investors. We have met with many of our institutional investors and prospective investors. We have benefited from this open dialogue and look forward to continuing this communication as we move forward.

Along with our Board, we wish to thank our stockholders for their continued interest and support. We also wish to thank the entire Sterling Bancorp team, as well, for their hard work and commitment in positioning the Company for even better performance going forward.

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Record date: You can vote if you were a common stockholder of record on March 28, 2018.

This notice of Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April 23, 2018.

Sincerely,

Richard O'Toole	Jack L. Kopnisky
Chairman of the Board of Directors	President and Chief Executive Officer

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400 Rella Boulevard, Montebello, New York 10901

(845) 369-8040

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 22, 2018

Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Sterling Bancorp (the "Company") will be held on Tuesday, May 22, 2018, at 11:00 a.m. Eastern Time. This year's Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the 2018 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/STL2018. Be sure to have your 16-digit control number to enter the virtual meeting.

The Annual Meeting is for the purpose of considering and acting upon the:

1.	Election of fourteen (14) Directors for a one (1) year term until their successors are elected and qualified;

2.	Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate the provisions requiring cause and a supermajority vote to remove directors;

3.	Approval, by advisory (non-binding) vote, of the compensation of the named executive officers;

4.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2018; and

5.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

IN THE CASE OF PROPOSAL 1, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE. FOR PROPOSALS 2, 3 AND 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 28, 2018 are the stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof.

On or about April 23, 2018, we will mail the proxy materials to stockholders of record at the close of business on March 28, 2018. This Proxy Statement contains instructions on how to access an electronic copy of our proxy materials, including our Proxy Statement and our 2017 Annual Report, including our Annual Report on Form 10-K for the year ended December 31, 2017.

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You have three options for submitting your vote before the 2018 Annual Meeting:

• Internet through computer or mobile device such as a tablet or smart phone; • Phone; or • Mail.

Please vote as soon as possible to record your vote promptly, even if you plan to attend the Annual Meeting on the Internet.

By Order of the Board of Directors

June Ann Byrnes
Corporate Secretary
Montebello, New York
April 23, 2018

IMPORTANT: THE PROMPT RETURN OF PROXIES OR VOTE BY INTERNET OR

TELEPHONE WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.

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GUIDE TO VOTING MATTERS

Stockholders are being asked to vote on the following matters at the Sterling Bancorp (the "Company") 2018 Annual Meeting:

PROPOSAL	OUR BOARD'S RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

Proposal I. Election of Directors (page 4)

The Board of Directors of the Company (the "Board") believes that the selected fourteen (14) director nominees possess the necessary qualifications, skills and experiences to continue to contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

	FOR EACH DIRECTOR NOMINEE	Plurality of the votes entitled to be cast in the election of directors is required to ratify the election of all proposed fourteen (14) directors to the Company's Board.

Proposal II. Approval of an Amendment to the Company's Amended and Restated Certificate of Incorporation to Eliminate the Provisions Requiring Cause and a Supermajority Vote to Remove Directors (page 14)

The Board believes it to be in the best interest of our stockholders to amend our Amended and Restated Certificate of Incorporation to eliminate the provisions requiring cause and an affirmative supermajority vote of stockholders to remove a director. The Board believes this amendment aligns with recent judicial interpretations of Delaware General Corporation Law and best corporate governance practices.

	FOR	Affirmative vote of 80% of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the amendment to the Company's Amended and Restated Certificate of Incorporation.

Proposal III. Advisory Vote to Approve Executive Compensation ("Say-on-Pay") (page 15)

The Company has designed its compensation program to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain meaningful stock ownership in the Company. The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis section beginning on page 27 and the Compensation Tables section beginning on 32. The Board and the Compensation Committee will take into account the outcome of the Say-on-Pay advisory vote when considering future executive compensation decisions.

	FOR	Advisory (non-binding) vote; affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the compensation proposal for the Company's named executive officers.

Proposal IV. Ratification of the Appointment of Crowe Horwath LLP as Independent Auditors (page 16)

The Audit Committee of the Board (the "Audit Committee") has appointed Crowe Horwath LLP to serve as our independent auditors for the year ending December 31, 2018. The Audit Committee and the Board believe that the continued retention of Crowe Horwath LLP to serve as our independent auditors is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's selection of the independent auditors.

	FOR	Affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the ratification of Crowe Horwath LLP as the Company's independent auditors for the year ending December 31, 2018.

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VOTING AND MEETING INFORMATION

PROXY STATEMENT
Sterling Bancorp
400 Rella Boulevard
Montebello, New York 10901
(845) 369-8040
ANNUAL MEETING OF STOCKHOLDERS May 22, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Sterling Bancorp ("Sterling" or the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting"), which will be held on May 22, 2018, at 11:00 a.m. Eastern Time, and all adjournments and postponements of the Annual Meeting. The Proxy Statement is first being mailed to stockholders on or about April 23, 2018.

COMPLETION OF MERGER WITH ASTORIA FINANCIAL CORPORATION

On October 2, 2017, the Company completed its previously announced merger with Astoria Financial Corporation (NYSE: AF) ("Astoria") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 6, 2017 (the "Astoria Merger"). Following the Astoria Merger, the Company has $30 billion in assets, $20 billion in loans and $20 billion in deposits. In addition, four (4) former members of Astoria's Board of Directors joined the Company's Board, effective on October 2, 2017.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of Sterling's shares of common stock, par value $0.01 per share, as of the close of business on March 28, 2018 (the "Record Date"), are entitled to one (1) vote for each share then held. As of the Record Date, there were 225,469,061 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person.

Holders of Sterling's depositary shares, each representing a 1/40th interest in a share of Sterling's Series A Non-Cumulative Perpetual Preferred Stock, referred to as Depositary Shares, are not entitled to vote at the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this Proxy Statement and our 2017 Annual Report to Stockholders, including our Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 1, 2018 (the "2017 Annual Report"), available to our stockholders via the Internet.

On or about April 23, 2018, we mailed to our stockholders the proxy materials, including this Proxy Statement and the 2017 Annual Report. Included in the proxy materials is a proxy card and vote instruction form on how to vote through the Internet, by telephone or by mail.

PARTICIPATING IN THE ANNUAL MEETING

Sterling will host its Annual Meeting live via the Internet. A summary of the information you need to participate in the Annual Meeting online is provided below:

➢	Any stockholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/STL2018.
➢	Webcast starts at 11:00 a.m. Eastern Time.
➢	Stockholders may vote and submit questions while attending the Annual Meeting on the Internet.

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VOTING AND MEETING INFORMATION

➢	Please have your 16-digit control number to enter the Annual Meeting.
➢	Information on how to attend and participate via the Internet is posted at www.virtualshareholdermeeting.com/STL2018.
➢	Webcast replay of the Annual Meeting will be available for one year after the meeting date on the Company's website at www.sterlingbancorp.com.

VOTING PROCEDURES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments and postponements thereof. Proxies solicited on behalf of the Board will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" each of the nominees in proposal I, "FOR" proposals II, III and IV set forth in this Proxy Statement and upon the transaction of such other business as may properly come before the Annual Meeting in the discretion of the persons appointed as proxies. Other than the matters listed in this Proxy Statement, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.

Brokers holding shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote."  Your broker is entitled to vote your shares on the "routine" matter of ratification of the selection of Crowe Horwath LLP as the Company's independent registered public accounting firm even if you do not provide voting instructions to your broker. Each of the other proposals is considered a "non-routine" matter.

As to the election of Directors, the proxy card being provided by the Board enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those Directors you have listed. Nominees are elected by a plurality of votes cast. Proxies in which the authority to vote for the nominees being proposed is withheld and broker non-votes will not affect the outcome of the vote.

As to amending the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the proxy card being provided by the Board enables a stockholder to vote for the approval of the amendment. If this proposal receives a vote of 80% of the votes cast, then it will be considered approved. As a result, if this proposal is approved, it will become effective upon filing the amendment with the Secretary of State of the State of Delaware, which the Company anticipates doing as soon as practicable following stockholder approval.

As to the advisory (non-binding) vote of the compensation of the named executive officers (the "Say-on-Pay Vote"), the proxy card being provided by the Board enables a stockholder to vote for the approval of the Company's executive compensation, the compensation tables and narrative discussions of named executive officer compensation in this Proxy Statement. If this proposal receives a majority of the votes cast, then it will be considered approved. This vote is advisory and not binding on the Company, the Board or the Compensation Committee of the Board (the "Compensation Committee"). As a result, the Board may decide that it is in the best interests of the Company and its stockholders to maintain the Company's executive compensation, even if it is not approved by stockholders.

Each stockholder, whether or not he or she plans to participate in the Annual Meeting, is requested to vote electronically via the Internet or by telephone or by signing, dating and returning the accompanying proxy card without delay in the postage-paid envelope provided. Any proxy given by the stockholder may be revoked at any time before it is voted. A proxy may be revoked by filing with the Corporate Secretary of Sterling a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote electronically on each matter brought before the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote at the Annual Meeting.

PARTICIPATION IN THE 401(K) PLAN

Astoria Bank had the following retirement benefit plans in place prior to the merger with Sterling: a 401(k) Plan, as amended and restated as of January 1, 2016 (the "Astoria 401(k) Plan"), Astoria Bank Employees' Pension Plan (the "Astoria Pension Plan"), Astoria Bank Excess Benefit Plan (the "Astoria Excess Benefit Plan") and the Astoria Bank Supplemental Benefit Plan (the "Supplemental Plan") (collectively, the "Astoria Plans"). Pursuant to the Merger Agreement, the Astoria 401(k) Plan and the Astoria Pension Plan remain in effect for eligible employees as defined under their plan terms. Effective on October 2, 2017, the Astoria Plans were frozen to new participants. The Bank plans to merge these plans together with the Sterling National Bank 401(k) and Profit Sharing Plan in January 2019.

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VOTING AND MEETING INFORMATION

Effective May 1, 2016, the Hudson Valley Bank N.A. 401(k) Savings Plan (the "HVB 401(k) Plan") was frozen and the employees who formerly participated in the HVB 401(k) Plan became eligible to participate in the Sterling National Bank 401(k) and Profit Sharing Plan (the "Sterling 401(k) Plan"). The frozen HVB 401(k) Plan was merged into the Sterling 401(k) Plan on October 1, 2016. To the extent the Sterling 401(k) Plan holds in trust shares of common stock of the Company, the plan trustee votes the shares allocated to participants in accordance with their instructions. When no voting instructions have been received, the trustee will vote the shares allocated to your account in the same proportion as the shares for which the trustee received timely voting instructions.

PRINCIPAL HOLDERS

In accordance with the provisions of our Certificate of Incorporation, record holders of common stock who, individually or together with their affiliates and any other person with whom they or their affiliates are acting in concert, beneficially own in excess of 10% of the issued and outstanding shares of common stock are not entitled to vote any of the shares held in excess of that limit. The Certificate of Incorporation further authorizes the Board (i) to make all determinations necessary to implement and apply that limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the limit supply information to enable the Board to implement and apply the limit. Other than BlackRock Inc., the Company is not aware of any beneficial holder of 10% or more of the Company's common stock as of the record date.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Sterling and the Securities and Exchange Commission ("SEC") regarding such ownership. See page 17, "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" for our 5% or more beneficial owners as of March 28, 2018.

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PROPOSAL I – ELECTION OF DIRECTORS

PROPOSAL I — ELECTION OF DIRECTORS

The Board currently consists of fifteen (15) members, each of whom serves a one-year term which will expire May 22, 2018, at our 2018 Annual Meeting. Four (4) of our existing members hail from Astoria, and joined the Board effective October 2, 2017, which was the effective date of the Astoria Merger.

Each director-nominee ("nominee") has agreed to serve if elected. If any nominee is not able to serve, the Board may designate a substitute or reduce the number of directors serving on the Board. Proxies will be voted for the nominees shown below (or if not able to serve, such substitutes as may be designated by the Board). The Board has no reason to believe that any of the nominees will be unable to serve. The nominees will be elected by a plurality of the votes entitled to be cast at the Annual Meeting. A plurality is generally defined as the excess of the votes cast in favor of a nominee over those cast in favor of any other nominee. You may vote for up to the number of nominees named, and the nominees receiving the largest number of "FOR" votes will be elected to the Director positions to be filled. Except as indicated herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected. See page 21, "Nominating and Corporate Governance Committee."

The Nominating and Corporate Governance Committee of the Board (the "Nominating and Corporate Governance Committee") has nominated thirteen (13) of the current fifteen (15) existing members of the Company's Board and one new candidate, Ms. Maureen Mitchell, to serve as Directors for a one (1) year term until the 2019 Annual Meeting:

➢ John P. Cahill ➢ James F. Deutsch ➢ Navy E. Djonovic ➢ Fernando Ferrer	➢ Robert Giambrone ➢ Jack Kopnisky ➢ James J. Landy	➢ Robert W. Lazar ➢ Maureen Mitchell ➢ Patricia M. Nazemetz ➢ Richard O'Toole	➢ Ralph F. Palleschi ➢ Burt Steinberg ➢ William E. Whiston

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE AS DIRECTOR.

OUR BOARD OF DIRECTORS

Set forth below are the nominees, their ages and their positions with Sterling, and the length of their directorship. The term for directors currently serving on the Board expires as of May 22, 2018 at our 2018 Annual Meeting. If elected at the 2018 Annual Meeting, each nominee's term will expire at the 2019 Annual Meeting. Depending on when/how each director joined the Company, his or her "length of directorship" may commence prior to any of the following: (i) the closing of the October 2013 merger (the "Provident Merger") of Sterling Bancorp ("Legacy Sterling") with and into Provident New York Bancorp ("Legacy Provident"), whereby Provident Bank ("Legacy Provident Bank") converted into a national bank charter, and Legacy Provident and Legacy Provident Bank (with its name change to Sterling National Bank, the "Bank") adopted the Sterling name; (ii) the June 2015 merger of Hudson Valley Holding Corp. ("Legacy HVB") with and into Sterling Bancorp (the "HVB Merger"); or (iii) the Astoria Merger.

The Company believes in servicing its stockholders through representation on the Board that ensures oversight of the Company, as well as implementation of the strategic plan and business model. The Nominating and Corporate Governance Committee, on behalf of the entire Board, reviews not only the personal qualities and characteristics in a Board member or potential candidate, but also the individual's diverse education, business and cultural background.

The following discussion includes the business experience for the past five (5) years for each of our nominees, as well as the qualifications that were the basis for the Board determinations that each nominee should serve on the Board.

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PROPOSAL I – ELECTION OF DIRECTORS

JACK KOPNISKY, President & CEO, Not Independent

Age 62

Director since: 2011 Committees: Executive and Enterprise Risk Other current public company directorships: None Began Board service with Legacy Provident

RICHARD O'TOOLE, Chairman, Independent Director

Age 61

Director since: 2012

Chairman of the Board of Directors

Committees: Compensation (Chairman), Executive (Chairman) and Nominating and Corporate Governance

Other current public company directorships: Ladder Capital Corp.

Began Board service with Legacy Provident

Career and Education Highlights:

•	President and CEO of Legacy Provident and Legacy Provident Bank and continues to hold these positions at the Company and Sterling National Bank (2011 to present)
•	CEO of SJB Escrow Corporation (2009 to 2011)
•	Partner at Mercatus LLC (2008 to 2009)
•	President and CEO of First Marblehead Corporation (2005 to 2008)
•	Served in a variety of leadership positions with KeyCorp and predecessor banks (1998 to 2005), including President, Consumer Banking Group; President of KeyBank USA and President of Retail Banking and President and Chief Executive Officer of Key Investment
•	B.A., Business Administration and Economics, Grove City College
•	Graduate, Stonier School of Banking
•	Weatherhead School of Executive Program, Case Western Reserve University

Career and Education Highlights:

•	The Related Companies, a real estate development and management company:

-	Executive Vice President (2008 to present)
-	General Counsel (2014 to present)
-	Consultant (2005 to 2008)

•	Partner at Paul Hastings Janofsky & Walker (2000 to 2005)
•	Board Member Equinox Holding Inc. (privately held) (2016 to present) Compensation Committee
•	Board Member Motivate (privately held) (2015 to present) Compensation Committee
•	Board Member, Ladder Capital Corp. (NYSE: LADR) (March 2017 to present)
•	B.A., St. John's University
•	J.D., St. John's University, School of Law
•	LL.M., New York University

SELECTED DIRECTOR QUALIFICATIONS:

➢    Over 36 years of experience in the banking and financial services industry, including senior leadership positions as CEO, President, Director and Group Head of commercial banking, consumer finance, community development, private equity, brokerage and asset management businesses

➢    Strong leadership skills

➢    Strategic vision for future growth and continued success of the Company

sELECTED dIRECTOR qUALIFICATIONS:

➢   Over 35 years of legal and merger and acquisition experience and knowledge of real estate and tax matters

➢   Strong leadership skills and corporate governance oversight

➢    Familiarity with the market and communities in which Sterling National Bank does business

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PROPOSAL I – ELECTION OF DIRECTORS

JOHN P. CAHILL, Independent Director

Age 59

Director since: 2011

Committees: Nominating & Corporate Governance (Chairman), Compensation and Executive

Other current public company directorships: Ecoark Holdings, Inc.

Began Board service with Legacy HVB

JAMES F. DEUTSCH, Independent Director

Age 62

Director since: 2012

Committees: Enterprise Risk (Chairman), Nominating and Corporate Governance and Executive

Other current public company directorships: MBT Financial Corp. and Trinity Capital Corporation

Began Board service with Legacy Provident

Career and Education Highlights:

•	Counsel at Norton Rose Fulbright LLP which recently acquired Chadbourne & Parke LLP (March 2007 to present)
•	Co-Founder and Principal of the Pataki-Cahill Group LLC, a strategic consulting firm focusing on the economic and policy implications of domestic energy needs (March 2007 to present)
•	Served in various capacities in the administration of the Governor of New York George E. Pataki (from 1997 to 2006), including Secretary and Chief of Staff to the Governor (2002 to 2006)
•	Board Member, Ecoark Holdings, Inc. (OTCQX: ZEST) (2016 to present)
•	Director, TBS International (privately held) (2008 to 2012)
•	B.A., Fordham University
•	J.D., Pace University School of Law
•	LL.M., Pace University School of Law

Career and Education Highlights:

•	Managing Partner of Patriot Financial Partners, L.P. ("Patriot") (April 2011 to present)
•	President, CEO and Director of Team Capital Bank, (November 2004 to April 2011)
•	Director (including two years as Vice Chairman) of Atlantic Community Bankers Bank (2009 to April 2015)
•	Board member, MBT Financial Corp. (Nasdaq: MBTF) and Monroe Bank & Trust (May 2015 to present)
•	Board member, Bannockburn Global Forex, LLC (privately held) (August 2014 to present)
•	Board member, Trinity Capital Corporation and Los Alamos National Bank (OTC:TRIN) (January 2017 to present)
•	Board Member, First Bankshares of Texas and First Capital Bank (privately held) (October 2017 to present)
•	Board Member, Avenue Financial Holdings, Inc. (Nasdaq: AVNU) (January 2015 to July 2016)
•	Board Member, Cape Bancorp Inc. (Nasdaq: CBNJ) and Cape Bank (March 2015 to May 2016)
•	Serves as Chairman and Director of several non-profit agencies
•	B.S., Finance, Lehigh University
•	M.B.A., Business Administration, Lehigh University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Extensive experience as an attorney in government and in business

➢    Affiliations and active involvement in various civic and non-profit organizations within the Company's markets

➢    Extensive knowledge of the Company and the communities Sterling National Bank serves

 sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 38 years of banking and investment management experience

➢    Brings to the Company a breadth of knowledge in investment banking, commercial lending and corporate finance

➢    Experience in financial services and perspective as both an investor and operator of banks

6

PROPOSAL I – ELECTION OF DIRECTORS

NAVY E. DJONOVIC, Independent Director

Age 52

Director since: 2010 Committees: Audit Other current public company directorships: None Began Board service with Legacy Provident

FERNANDO FERRER, Independent Director

Age 67

Director since: 2002 Committees: Nominating and Corporate Governance and Enterprise Risk Other current public company directorships: None Began Board service with Legacy Sterling

Career and Education Highlights:

•	Partner at Maier Markey & Justic LLP, a certified public accounting firm, providing accounting, auditing and consulting services (January 2010 to present)
•	Director of Operations at Mikimoto (America) (1998 to 1999)
•	Senior Accountant at Arthur Anderson (1996 to 1998)
•	Staff Accountant at Deloitte & Touche LLP (1994 to 1996)
•	Certified Public Accountant, New York State (active member)
•	Serves on the Boards of a number of non-profit and civic organizations in Westchester County including the Westchester County Association
•	B.A., Accounting, Fordham University

Career and Education Highlights:

•	Co-Chairman of Mercury Public Affairs, LLC, a part of Omnicom Group Inc., which specializes in public affairs related to business, government, politics and media (October 2006 to present)
•	Appointed to the Board of the Metropolitan Transit Authority ("MTA") by Governor Andrew Cuomo (June 2011 to present); served as Acting Chairman from February to June 2017 and previously from January to June 2013
•	City University of New York Board of Trustees (July 2016 to present)
•	President of the Drum Major Institute for Public Policy, a non-partisan, non-profit think tank (2002 to 2004)
•	Bronx Borough President (1987 to 2001)
•	City University of New York Board of Trustees (July 2016 to present)
•	B.A., University Heights College of Arts and Sciences, New York University
•	M.P.A., Baruch College of the City University of New York

sELECTED dIRECTOR qUALIFICATIONS:

➢    Experience as a certified public accountant

➢    Background in finance and operations

➢    As a member of, and Director at, several business organizations throughout Westchester County, provides insight on local communities where Sterling National Bank does business

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 26 years of leadership experience in New York City government

➢    Extensive experience with New York City businesses, including real estate and housing, business development and community relations

➢    Risk management experience through service on the MTA Board

7

PROPOSAL I – ELECTION OF DIRECTORS

ROBERT GIAMBRONE, Independent Director

Age 63

Director since: 2015 Committees: Audit and Enterprise Risk Other current public company directorships: None Began Board service with Legacy Astoria

JAMES J. LANDY, Director

Age 63

Director since: 2000 Committees: Enterprise Risk Other current public company directorships: None Began Board service with Legacy HVB

Career and Education Highlights:

•	Director, Chief Financial and Administrative Officer and Executive Vice President of Keefe, Bruyette & Woods, Inc. (2002 to 2013)
•	Executive Director and Chief Administrative Officer of Morgan Stanley Investment Management (1995 to 2002)
•	Partner of KPMG LLP (1987 to 1995)
•	Board member, WSP USA Buildings, Inc. (privately held) (March 2015 to present)
•	B.B.A. Accounting, Iona College
•	Certified Public Accountant, New York State
•	Series 27, 7 and 63 Securities Licenses held

Career and Education Highlights:

•	Chairman of the Board of Directors of Legacy HVB and Hudson Valley Bank N.A. ("HV Bank") (January 2015 through June 2015) and Executive Chairman (2012 to 2014). Served in a variety of other senior positions of HV Bank from 1977 to 2012 including eleven years as President and CEO
•	Serves on the Boards of several civic, municipal, charitable and ecumenical organizations throughout the New York Metropolitan area
•	B.A., Manhattan College
•	Graduate, Stonier School of Banking
•	M.B.M., Banking, Louisiana State University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 42 years of experience in accounting and finance with over 18 years of experience in operating a financial services business

➢    Held Executive Management and operational positions in the financial services industry

➢    Broad financial services, risk management and investment management expertise. Familiarity with the market and communities in which Sterling National Bank does business

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 42 years of commercial banking experience

➢    As the former President and CEO of HV Bank, brings to the Board invaluable knowledge and expertise regarding the financial services industry

➢    Extensive executive management experience with a unique perspective and understanding of Sterling National Bank's customers, products and operations

8

PROPOSAL I – ELECTION OF DIRECTORS

ROBERT W. LAZAR, Independent Director

Age 74

Director since: 2005 Committees: Audit and Enterprise Risk Other current public company directorships: None Began Board service with Legacy Sterling

MAUREEN MITCHELL, Independent Director

Age 66

Director since: New Nominee Committees: Compensation and Enterprise Risk Other current public company directorships: None

Career and Education Highlights:

•	Senior Advisor to TBC Accounting Firm (2011 to present)
•	President and CEO of the New York Business Development Corporation (1988 to 2005), Director Emeritus (2005 to present)
•	Chairman of the University of Albany School of Business Advisory Board (2006 to present)
•	Consultant to the Independent Bankers Association (2009 to 2011)
•	Serves as a Board member for several charitable organizations
•	Member, KPMG Audit Committee Institute
•	Certified Public Accountant, New York State (active member)
•	M.S., Accounting, University at Albany
•	B.S., Economics, The Sage Colleges

Career and Educational Highlights:

•	Senior Advisor, The Boston Consulting Group (January 2017 to present)

President, Global Sales and Marketing, GE Asset Management, Inc. (2009 to 2016)

•	Global Head of Distribution, Highland Capital Management, LP (2008 to 2009)
•	Senior Managing Director, Global Head of Institutional Sales and Client Service, Bear Stearns Asset Management, Inc. (1998 to 2008)
•	Board of Trustees, Natixis/Loomis Sayles Mutual Funds (privately held) (July 2017 to present)
•	Board Member, Fieldpoint Private Bank and Trust (privately held) (May 2017 to present)
•	Board Member, Investment Company Institute (ICI Board of Governors) (privately held) (2015 to 2016)
•	Board Member, GE Asset Management, Inc. (2009 to 2016)
•	Board Member, GE Investment Distributors, Inc. appointed President (2014 to 2016)
•	GE Asset Management, Ltd. (2012 to 2016)
•	GE Asset Management Funds II Plc (Dublin-based) (2012 to 2014)
•	B.A., City College of New York
•	M.S.W., Fordham University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 41 years of auditing, business development, small and middle market lending and banking experience

➢    Experience in financial analysis, human resources, marketing, strategic planning, public speaking, banking, accounting and financial services

➢    Familiarity with the business community in the markets where Sterling National Bank does business

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 30 years of experience in financial service organizations with over 10 years spent in senior managing positions of sales and marketing

➢    Strategic vision and digital expertise launched key strategies and global opportunities exceeding growth expectations

➢    Strong background in business transformation and mergers and acquisitions

9

PROPOSAL I – ELECTION OF DIRECTORS

PATRICIA M. NAZEMETZ, Independent Director

Age 68

Director since: 2013 Committees: Compensation Other current public company directorships: YRC Worldwide Inc. Began Board service with Legacy Astoria

RALPH F. PALLESCHI, Independent Director

Age 71

Director since: 1996 Committees: Compensation and Nominating & Corporate Governance Other current public company directorships: None Began Board service with Legacy Astoria

Career and Educational Highlights:

•	Principal of NAZ DEC LLC (2011 to present)
•	Corporate Vice President and Chief Human Resources Officer of Xerox Corporation (1999 to 2011)
•	Human Resources Department of Xerox Corporation (1979 to 1999)
•	Board Member, YRC Worldwide, Inc. (NASDAQ:YRCW) (March 2015 to present) Compensation Committee Chair (May 2017 to present)
•	Board Member, Muscular Dystrophy Association (2014 to present) Governance Committee Chair (May 2017 to present)
•	Board Member, Board of Trustees, Fordham University (1997 to 2017)
•	Board Member, WMS Industries Inc. (2007 to 2013)

Compensation Committee Chair (2009 to 2013)

•	Board Member, Energy East Corp. (2007 to 2008)

Compensation Committee Chair (2008 to 2009)

•	B.A., Fordham University
•	M.A., Fordham University

Career and Educational Highlights:

•	President, Chief Operating Officer, and Director of First Long Island Investors, LLC and FLI Investors, LLC (successor companies of First Long Island Investors, Inc.) (1983 to present)
•	Co-Founder of First Long Island Investors, Inc. in 1983
•	Chief Operating Officer of New York Islanders hockey team (1993 to 1997)
•	Vice President—Finance and Chief Financial Officer of Entenmann's Inc. (1977 to 1983)
•	Employee of Peat Marwick, Mitchell & Co. (predecessor of KPMG LLP) (1968 to 1977)
•	Chairman of the Board of Trustees of Variety Child Learning Center
•	Member of the Board of Directors of the Viscardi Center
•	B.B.A., St. John's University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 38 years of experience in human resources, over 11 of which were spent in an executive officer position

➢    Knowledge of all aspects of human resources management

➢    Familiarity with the business community in the markets where Sterling National Bank does business

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 34 years of experience in reviewing and maintaining systems of internal controls and in financial controls, reporting and analysis

➢    Experience and knowledge in finance, accounting wealth management and the equity markets

➢    Certified public accountant

10

PROPOSAL I – ELECTION OF DIRECTORS

BURT STEINBERG, Independent Director

Age 72

Director since: 2000 Committees: Audit (Chairman), Compensation and Executive Other current public company directorships: None Began Board service with Legacy Provident

WILLIAM E. WHISTON, Independent Director

Age 64

Director since: 2013 Committees: Compensation and Enterprise Risk Other current public company directorships: None Began Board service with Legacy HVB

Career and Education Highlights:

•	President and Consultant to BSRC Consulting (2001 to present)
•	Director Emeritus Ascena Retail Group, Inc., formerly known as Dress Barn, Inc., a NASDAQ listed company (2009 to 2015) and Executive Director (2001 to 2009); Chief Operating Officer and President (1982 to 2001)
•	Hedge fund consultant to XLCR Capital Partners LP (2011 to January 2015)
•	Member and Director of a number of business, educational and charitable organizations throughout Rockland and the surrounding regions
•	B.A., City University of New York
•	M.B.A., Columbia University

Career and Education Highlights:

•	Chief Financial Officer of the Archdiocese of New York, a religious not-for-profit organization, based in New York City (January 2002 to present)
•	Served in a number of executive positions at Allied Irish Bank, including lending, product development and operations/compliance (1972 to 2002)
•	Trustee, St. Patrick's Cathedral, St. Patrick's Landmark Foundation and St. Joseph's Seminary
•	Member, Provident Healthcare, the member of Archcare, the healthcare arm of the Archdiocese of New York
•	Board Member, Mutual of America
•	B.A., Pace University
•	M.B.A., Stern School of Business, New York University

sELECTED dIRECTOR qUALIFICATIONS:

➢    As a member of the Board and Audit Committee of the Company for over 18 years, provides invaluable financial, accounting and regulatory experience

➢    Experience in financial services, merchandising, finance, advertising, marketing, accounting, mergers and acquisitions

➢    As a member of a number of business, educational and charitable organizations throughout the region, provides insight on local businesses and markets where Sterling National Bank does business

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 41 years of business experience in the areas of finance, financial services and e-commerce

➢    Former bank executive with experience in a wide range of roles. Provides the Board with a unique perspective on business management matters

➢    Knowledge of the communities in which Sterling National Bank serves

11

PROPOSAL I – ELECTION OF DIRECTORS

Director Independence

The Board has determined that each of the current Company directors and nominees, with the exceptions of Messrs. Kopnisky and Landy, is "independent" as defined by the New York Stock Exchange ("NYSE") listing standards and the rules of the Securities and Exchange Commission (the "SEC"). We believe we comply with all applicable requirements of the SEC and NYSE relating to director independence and the composition of the committees of our Board.

Depository Institution Management Interlocks

The Depository Institution Management Interlocks Act (the "Interlocks Act") imposes restrictions on service as an officer or director of more than one depository institution. There are several exemptions to the Interlocks Act including the small market share exemption, which, since Sterling has total assets exceeding $2.5 billion would allow a director to serve on the Board and another unaffiliated depository organizations' board of directors only if the other depository organization has total assets below $1.5 billion and if both Sterling and the other depository organization hold no more than 20 percent of the deposits in each relevant metropolitan statistical area or community in which both operate. Ms. Mitchell currently serves on the board of Fieldpoint Private Bank & Trust ("Fieldpoint"). The Board has found that Fieldpoint has assets below $1.5 billion and that Fieldpoint and Sterling hold less than 20 percent of the deposits in the New York City statistical area in which they both operate, which would allow Ms. Mitchell to concurrently serve on the Board and Fieldpoint's board of directors. The Board will continue to monitor the applicability of this exemption annually.

The Nominating and Corporate Governance Committee maintains, and periodically updates, non-exclusive "Board membership criteria" to assist the committee in evaluating candidates for the Board. These criteria, and an indication of which of the criteria are particularly satisfied by each nominee, are summarized below:

Legend for the below Company Director Guideline Criteria Table:

1 = John P. Cahill	5 = Robert Giambrone	9 = Maureen Mitchell	12 = Ralph P. Palleschi

2 = James F. Deutsch	6 = Jack Kopnisky	10 = Patricia M. Nazemetz	13 = Burt Steinberg

3 = Navy E. Djonovic	7 = James J. Landy	11 = Richard O'Toole	14 = William E. Whiston

4 = Fernando Ferrer	8 = Robert W. Lazar

Guideline Criteria	1	2	3	4	5	6	7	8	9	10	11	12	13	14
Reputation for integrity, honesty and adherence to high ethical standards	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Willingness and ability to contribute positively to the collegial decision-making process of the Board	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Demonstrated business and financial acumen and experience	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Prominence within professional discipline and/or industry	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commitment to attend and participate in Board and Board Committee meetings regularly	X	X	X	X	X	X	X	X	X	X	X	X	X	X

12

PROPOSAL I – ELECTION OF DIRECTORS

Guideline Criteria	1	2	3	4	5	6	7	8	9	10	11	12	13	14
No conflict of interest that would impair ability to represent the interests of all Company stockholders and fulfill responsibilities of a director	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Contribute to Board diversity (in terms of race, gender, national origin, etc.)			X	X					X	X
Strengths and experience that contribute to ability to serve effectively on one or more Board Committees (audit, compensation, governance and nominating)	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Experience in leading mergers and acquisitions		X			X	X	X		X		X	X	X
Familiarity with capital markets, financing transactions		X			X	X	X	X	X		X	X	X	X
Experience in integrating acquired businesses after mergers and acquisitions strategy, and investor relations		X			X	X	X		X		X		X
Experience identifying, evaluating and managing corporate risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Current or past board member of another mid-cap or large public company	X	X				X	X		X	X	X		X

*        *        *

13

PROPOSAL II – AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

PROPOSAL II — AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

Our Board is requesting stockholder approval to amend our Certificate of Incorporation to eliminate the provisions requiring cause and a supermajority vote to remove a director. According to Article Twelfth of the Certificate of Incorporation, this amendment must be approved by 80% of our outstanding shares of common stock.

Our Certificate of Incorporation currently allows for the removal of any director on the Board only if there is cause to remove the director and by an affirmative supermajority vote of 80% of all holders of outstanding common stock.

In a proceeding not involving the Company, the Delaware Court of Chancery recently held that, in the absence of a classified board or cumulative voting, an "only for-cause" director removal provision conflicts with Section 141(k) of the Delaware General Corporation Law and is therefore invalid. In light of this guidance, the Board reviewed our own Certificate of Incorporation and determined an amendment was necessary. The amendment would remove the phrase "only for cause and" meaning, if amended, a director could be removed for cause or without cause.

Our Certificate of Incorporation would additionally be amended to allow for removal of a director by a simple majority (50%) as opposed to a supermajority (the current 80%). Our Board of Directors reviews corporate governance practices on a continuing basis, and the Board believes it is in the best interests of the Company and its stockholders to amend the supermajority vote requirement to that of a simple majority for the removal of directors. The simple majority voting requirement will give stockholders enhanced flexibility to make changes on the Board.

After careful consideration, the Nominating & Corporate Governance Committee recommended to our Board the proposed amendment to eliminate these provisions. On April 9, 2018, our Board accepted this recommendation, determined that the proposed amendment was advisable and in the best interests of the Company and its stockholders, unanimously approved and adopted the amendment, and directed the amendment be submitted to a vote of the stockholders at the Annual Meeting.

If our stockholders approve this proposal, we expect to file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, substantially in the form as attached in Annex B hereto, as soon as practicable following stockholder approval effecting the amendment. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, Article SIXTH.D of our Certificate of Incorporation will be amended to read in its entirety as follows:

"D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least 50 percent of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation ("Article FOURTH")), voting together as a single class."

The Certificate of Amendment will become effective upon filing with the Secretary of State of the State of Delaware. If the proposed amendment to the Certificate of Incorporation described above is not approved and adopted by our stockholders, our Certificate of Incorporation will not be amended as set forth above and directors will continue to only be removed with cause and a supermajority vote of the stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

*         *         *

14

PROPOSAL III – NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL III — NON-BINDING VOTE TO APPROVE
EXECUTIVE COMPENSATION

In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the Company's executive compensation, as described below under "Compensation Discussion and Analysis," the compensation tables and narrative discussions of named executive officer ("NEO" or "Named Executive Officer") compensation in this Proxy Statement. Consistent with the voting results at the 2017 Annual Meeting, the Board has determined that an advisory vote to approve executive compensation is conducted annually.

The Board recommends the approval of its executive compensation proposal. It believes the Company's compensation programs are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders by rewarding performance against established corporate financial goals, strong executive leadership and superior individual performance. An important component of management's performance requirements is strong risk management oversight to ensure that compensation plans do not encourage management to take unnecessary or excessive risks that could threaten the value of the Company. By providing a combination of annual base salary, cash incentives, long-term equity compensation (including performance awards based on the results of the Company) and competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company's long-term financial performance, growth and profitability. The Company's compensation program is designed to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain significant stock ownership in the Company. The Compensation Committee regularly reviews the components of each NEO's compensation package and generally targets 50% of the total compensation opportunity to be based on a combination of short-term and long-term performance. We accomplish these objectives through an integrated total compensation program.

This proposal, commonly referred to as a "Say-on-Pay" proposal, gives you, as a stockholder, the opportunity to endorse or not endorse the Company's executive pay program through the following non-binding resolution:

"RESOLVED, that the compensation of Sterling Bancorp's Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures, is hereby approved."

At the Company's 2017 Annual Meeting, 96.6% of the votes cast on the Say-on-Pay proposal were voted in favor of the Company's executive compensation program. Given the significant level of support from the Company's stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to executive compensation which incorporates all of the Company's objectives and policies, including, but not limited to, a pay for performance culture that retains executives who perform strongly. The Board and Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive compensation program that largely mirrors the stockholder approved approach and will continue to seek stockholder feedback on our compensation programs.

This is an advisory vote only, and neither the Company nor the Board will be bound to take action based upon the outcome. The Board and the Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION PROPOSAL.

*         *         *

15

PROPOSAL IV – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL IV — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board (the "Audit Committee") has approved the engagement of Crowe Horwath LLP ("Crowe Horwath") to be Sterling's independent registered public accounting firm for the year ending December 31, 2018. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe Horwath for Sterling's year ending December 31, 2018. A representative of Crowe Horwath is expected to participate in the Annual Meeting, to respond to appropriate questions and to make a statement if he or she so desires.

In order to ratify the selection of Crowe Horwath as the independent registered public accounting firm for 2018, the proposal must receive the affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification.

Stockholder ratification of the selection of Crowe Horwath is not required by the Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accountant to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Crowe Horwath, the Audit Committee will reconsider whether to retain that firm or not. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Audit Fees

The aggregate fees billed to us by Crowe Horwath for professional services rendered by the firm for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Crowe Horwath in connection with statutory and regulatory filings and engagements were $790,000 and $805,000 during the years ended 2016 and 2017, respectively.

Audit Related Fees

The aggregate fees billed to us by Crowe Horwath for assurance and related services rendered by the firm that are reasonably related to the performance of the audit and review of the financial statements and services provided in connection with the Astoria Merger (in the case of 2017), benefit plan audits, capital offerings and that are not already reported in "Audit Fees," were $360,100 and $507,886 during the years ended 2016 and 2017, respectively.

Tax-Related Fees

The aggregate fees billed to us by Crowe Horwath for professional services rendered by Crowe Horwath for tax consultations and tax compliance were $213,000 and $274,210 during the years ended 2016 and 2017, respectively.

All Other Fees

The aggregate fees billed to us by Crowe Horwath, primarily for internal audit services with respect to regulatory compliance consulting and 2017 tax returns for Astoria, were $215,755 and $494,472 during the years ended 2016 and 2017, respectively.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by an independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees, tax fees and all other fees described above during 2016 and 2017 years, respectively.

THE AUDIT COMMITTEE OF THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CROWE HORWATH AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 YEAR.

*         *         *

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 28, 2018, by:

➢	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our common stock;
➢	each of our directors and nominees;
➢	each person who was a NEO; and
➢	all of our directors, nominees and executive officers as a group.

The percentages shown in the following table are based on 225,469,061 shares of common stock outstanding as of March 28, 2018. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. The number of shares beneficially owned by a person includes shares subject to options held by that person that were exercisable as of March 28, 2018, or within 60 days of that date. The shares issuable under those options are treated as if they were outstanding for computing the percentage ownership of the person holding those options, but are not treated as if they were outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

The following table sets forth the number of shares of our common stock beneficially owned by the indicated parties. Unless otherwise indicated, the address of each person is c/o Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901.

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Directors & Nominees
John P. Cahill	20,796	(1)	*
Louis J. Cappelli – Director Emeritus	931,074	(2)	*
James F. Deutsch	500	(3)	*
Navy E. Djonovic	13,713		*
Fernando Ferrer	25,639	(4)	*
Robert Giambrone	9,432	(5)	*
William Helmer – Director Emeritus	471,793	(6)	*
Thomas G. Kahn	1,190,686	(7)	*
James J. Landy	436,920	(8)	*
Robert W. Lazar	29,792	(9)	*
Maureen Mitchell	––		*
Patricia M. Nazemetz	10,832		*
Richard O'Toole	22,713		*
Ralph F. Palleschi	75,512	(10)	*
Monte Redman	448,141	(11)	*
Burt Steinberg	263,147	(12)	*
William E. Whiston	18,029		*
Named Executive Officers
Jack Kopnisky	437,932	(13)	*
Luis Massiani	122,939	(14)	*
Rodney Whitwell	102,669	(15)	*
Michael E. Finn	37,881		*

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Name	Amount and Nature of Beneficial Ownership		Percent of Class
James P. Blose	25,179	(16)	*
All Directors and Executive Officers as a Group (23 persons)(17)	4,707,777		2.09%
BENEFICIAL OWNERS HOLDING MORE THAN 5%
BlackRock Inc. 55 East 52nd Street New York, New York 10022	23,516,070	(18)	10.43%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	18,242,528	(19)	8.09%
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	20,311,454	(20)	9.01%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	13,878,253	(21)	6.16%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	13,310,073	(22)	5.90%

_____________________

* Denotes less than 1% owned.

(1)	The shares shown as owned by Mr. Cahill include 2,607 common shares owned indirectly in an Individual Retirement Account and 1,327 shares of phantom stock.
(2)	The shares shown as owned by Mr. Cappelli include 2,098 common shares owned by various trusts and 144,760 shares owned by the Cappelli Family Investors LLC, beneficial ownership of which he disclaims and 9,997 shares in an Individual Retirement Account.
(3)	Mr. Deutsch is Managing Partner of Patriot Financial Partners, L.P., which owns 323,980 shares of common stock in the aggregate through Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. Mr. Deutsch disclaims beneficial ownership of these shares.
(4)	The shares shown as owned by Mr. Ferrer include 211 common shares owned indirectly in an Individual Retirement Account.
(5)	The shares shown as owned by Mr. Giambrone include 1,575 common shares owned indirectly by his mother.
(6)	The shares shown as owned by Mr. Helmer include 68,121 common shares held by his spouse, beneficial ownership of which he disclaims, 76,106 shares held in an Individual Retirement Account and 44,323 shares held in a 401(k). Mr. Helmer has pledged 282,651 of his directly-held shares as collateral.
(7)	The shares shown as owned by Mr. Kahn include 870,635 common shares held by Kahn Bros. Group Inc., 18,055 common shares held as custodian, 31,555 shares owned indirectly in an Individual Retirement Account, 1,000 common shares held by an Individual Retirement Account for his spouse and 205,882 common shares held as trustee for various institutes, pension and profit-sharing plans, funds and foundations, the beneficial ownership of which he disclaims. The shares shown also include 17,363 common shares in a discretionary customer account held by Kahn Brothers, the beneficial ownership of which he disclaims.
(8)	The shares shown as owned by Mr. Landy include 15,240 shares held jointly with his spouse and 151,096 common shares owned by his spouse of which he disclaims beneficial ownership of. Mr. Landy has pledged 179,667 of his directly-held shares as collateral.
(9)	The shares shown as owned by Mr. Lazar include 10,835 common shares owned indirectly in an Individual Retirement Account and 2,038 shares of phantom stock.

18

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

(10)	The shares shown as owned by Mr. Palleschi include 75,512 common shares indirectly owned by the Ralph F. Palleschi 1998 Family Trust.
(11)	The shares shown as owned by Mr. Redman include 82,626 common shares held indirectly in a 401(k) Plan, 8,490 common shares owned indirectly held by his spouse, and 4,303 common shares owned indirectly in an Individual Retirement Account. Mr. Redman has pledged 275,885 of his directly-held shares as collateral.
(12)	The shares shown as owned by Mr. Steinberg include 115,829 common shares held by trusts, 10,600 shares owned indirectly in an Individual Retirement Account, and 150 common shares held as custodian, beneficial ownership of which he disclaims.
(13)	The shares shown as owned by Mr. Kopnisky include 10,000 common shares owned by his spouse, beneficial ownership of which he disclaims, 4,461 shares owned jointly with his spouse and 129,435 common shares underlying stock options exercisable within 60 days.
(14)	The shares shown as owned by Mr. Massiani include 46,169 common shares underlying stock options exercisable within 60 days.
(15)	The shares shown as owned by Mr. Whitwell include 54,528 common shares underlying stock options exercisable within 60 days.
(16)	The shares shown as owned by Mr. Blose include 1,920 common shares held indirectly in an Individual Retirement Account.
(17)	Total includes all Executive Officers, including Ms. Favilla, who owns 12,458 common shares.
(18)	Based upon information contained in the Schedule 13G/A filed by BlackRock Inc. ("BlackRock") with the SEC on January 19, 2018, BlackRock beneficially owned 23,516,070 shares of common stock as of December 31, 2017, with sole voting power over 23,076,191 shares, shared voting power over 0 shares, sole dispositive power over 23,516,070 shares and shared dispositive power over 0 shares.
(19)	Based upon information contained in the Schedule 13G/A filed by The Vanguard Group ("Vanguard") with the SEC on February 9, 2018, Vanguard beneficially owned 18,242,528 shares of common stock as of December 31, 2017, with sole voting power over 235,862 shares, shared voting power over 35,009 shares, sole dispositive power over 17,987,846 shares and shared dispositive power over 254,682 shares.
(20)	Based upon information contained in the Schedule 13G/A filed by Wellington Management Group LLP ("Wellington") with the SEC on February 8, 2018, Wellington and its subsidiaries beneficially owned 20,311,454 shares of common stock as of December 29, 2017, with sole voting power over zero shares, shared voting power over 17,106,283 shares, sole dispositive power over zero shares and shared dispositive power over 20,311,454 shares.
(21)	Based upon information contained in the Schedule 13G/A filed by Dimensional Fund Advisors LP ("Dimensional") with the SEC on February 9, 2018, Dimensional beneficially owned 13,878,253 shares of common stock as of December 31, 2017, with sole voting power over 13,566,622 shares, shared voting power over 0 shares, sole dispositive power over 13,878,253 shares and shared dispositive power over 0 shares.
(22)	Based on information contained in the Schedule 13G filed by State Street Corporation ("State Street") with the SEC on February 14, 2018, State Street beneficially owned 13,310,073 shares of common stock as of December 31, 2017, with sole voting power over 0 shares, shared voting power over 13,310,073 shares, sole dispositive power over 0 shares and shared dispositive power over 13,310,073 shares.

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Qualifications and Business Experience

Executive Officers

The following provides certain business experience for the past five (5) years with respect to individuals who serve as our executive officers. Information concerning the business experience of Mr. Kopnisky, who serves as our CEO and President, is provided in "Proposal I – Election of Directors," above.

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CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Name	Age	Positions Held With Sterling Bancorp
Luis Massiani	41	Senior Executive Vice President and Chief Financial Officer
Christina Favilla	50	Senior Executive Vice President and Chief Operating Officer
Rodney Whitwell	59	Senior Executive Vice President and Chief Administrative Officer
Michael E. Finn	53	Senior Executive Vice President, Chief Risk Officer
James P. Blose	49	Executive Vice President, General Counsel and Chief Legal Officer

Luis Massiani currently serves as Senior Executive Vice President (since October 2014) and Chief Financial Officer of the Company and the Bank. Mr. Massiani was appointed as Executive Vice President and Chief Financial Officer at Legacy Provident NY Bancorp and Legacy Provident Bank effective December 2012. Prior to that Mr. Massiani was Director of the Investment Banking Department of Credit Suisse Securities (USA) LLC. Prior to joining Credit Suisse in May 2011, Mr. Massiani served first as Vice President, then later as a Director, of the investment banking department of Citadel Securities LLC, from September 2009.

Christina Favilla currently serves as Senior Executive Vice President and Chief Operating Officer of the Company and the Bank (since July 5, 2017). Ms. Favilla previously served as the Chief Operating Officer of GE Capital Americas since February 2012. Prior to joining GE Capital, Ms. Favilla served as President of Discover Bank and Bank of New Castle, a part of Discover Financial Services, from 2006 to 2012. She served as First Vice President and Cash Management leader of TD Waterhouse, a bank and brokerage company now called TD Ameritrade, from 2001 to 2006 and she held senior financial and sales roles at Citibank and Chase from 1994 to 2001.

Rodney Whitwell currently serves as Senior Executive Vice President (since October 2014) and Chief Administrative Officer (since July 2017) of the Company and the Bank. Mr. Whitwell served as Chief Operating Officer of the Company and Bank from June 2015 to July 2017, and also served as Chief Risk Officer of the Bank from November 2013 through June 2015. Mr. Whitwell was appointed as Executive Vice President and named Chief Operating Officer of Legacy Provident Bank and Legacy Provident in November of 2011. Mr. Whitwell has over thirty-one (31) years of leadership experience in financial services. Prior to joining Provident Bank, Mr. Whitwell was Principal at Mercatus LLC, a national financial services consulting and investing firm, from 2010 to 2011.

Michael E. Finn currently serves as Senior Executive Vice President (since July 2017) and Chief Risk Officer of the Company and the Bank. Mr. Finn was appointed Executive Vice President, Chief Risk Officer of HV Bank in January 2014. From August 2011 to December 2013, Mr. Finn served as Senior Advisor to the Deputy Comptroller of the Office of the Comptroller of the Currency. From September 2004 to August 2011, Mr. Finn served as a Regional Director for the Office of Thrift Supervision.

James P. Blose currently serves as Executive Vice President, General Counsel and Chief Legal Officer of the Company and the Bank. Mr. Blose was appointed Executive Vice President, General Counsel & Secretary of HV Bank in October 2013. Prior to joining HV Bank, Mr. Blose served as a partner with the law firm of Griffin, Coogan, Blose, Sulzer & Horgan, P.C., located in Bronxville, New York, since December 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and Directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure if an executive officer, Director or 10% beneficial owner fails to file these reports on a timely basis. Based on the Company's review of ownership reports required to be filed for 2017, no executive officer, Director or 10% beneficial owner of the Company's shares of common stock failed to file ownership reporting on a timely basis, except for the following: (i) two Forms 4 by Mr. Blose reflecting two (2) transactions of payments of tax liability; (ii) one Form 4 by Ms. Favilla reflecting the award of common stock upon the commencement of her employment; (iii) two Forms 4 by Mr. Finn reflecting two (2) transactions of the payment of tax liability and the sale of common stock; (iv) four Forms 4 by Mr. Kahn reflecting five (5) transactions for the withdrawal or transfer of common stock into a Discretionary Customer Account; (v) two Forms 4 by Mr. Kopnisky reflecting four (4) transactions of the payments of tax liability, exercise of stock options and sale of common stock; (vi) one Form 4 by Mr. Landy reflecting a single transaction of a compensatory award for director services rendered in 2016; (vii) two Forms 4 by Mr. Lazar reflecting two (2) transactions of the purchase of phantom stock under the Company's Deferred Compensation Plan; Mr. Massiani reflecting two (2) transactions of payments of tax liability; (ix) one Form 4 by Ms. Nazemetz reflecting two (2) transactions for selling common stock; (x) two Forms 4 by Mr. Peoples reflecting four (4) transactions of the payment of tax liability and the exercise of stock options; (xi) one Form 4 by Mr. Redman reflecting a single transaction for selling common stock; and (xii) two Forms 4 by Mr. Whitwell reflecting two (2) transactions of payments of tax liability.

20

CORPORATE GOVERNANCE AND RELATED MATTERS

CORPORATE GOVERNANCE AND RELATED MATTERS

Code of Ethics

Sterling has adopted a Code of Ethics that is designed to uphold the highest standards of ethics, professionalism, fairness, honesty and respect. The Code of Ethics is applicable to Sterling's directors and employees, including the Company's principal executive officer, principal financial and accounting officer, chief risk officer and all officers performing similar functions. The Code of Ethics addresses conflicts of interest, the treatment of confidential information and compliance with applicable laws, rules and regulations. The Code of Ethics is available on the Company's Internet website at www.sterlingbancorp.com under the headings "Corporate Governance" and "Governance Documents." Amendments to and waivers of the Code, as applicable, are disclosed on the Company's website.

Meetings and Committees of the Board

The business of the Board is conducted at regular and special meetings of the Board and its committees. In addition, the independent members of the Board meet in executive session periodically. The Chairman of the Nominating and Corporate Governance Committee presides over all executive sessions. During 2017, the Board held eight (8) regular meetings and two (2) special meetings. No member of the Board or any committee thereof attended less than 75% of the aggregate meetings of the Board and the committees of which he or she is a member.

BOARD AND COMMITTEE MEETINGS
Board or Committee	Number of Meetings Held
Board of Directors	10
Executive Committee	1
Nominating and Corporate Governance Committee	3
Audit Committee	9
Compensation Committee	5
Enterprise Risk Committee	5
Credit Risk Subcommittee	5

Copies of Sterling's Corporate Governance Guidelines, Code of Ethics and the charters of each standing committee adopted by the Board are available on the Company's Internet website (www.sterlingbancorp.com) under the heading "Governance Documents." During 2017, our Board committees consisted of the following:

Executive Committee. The Executive Committee currently consists of Chairman O'Toole, who also serves as Chairman of the Committee, President, CEO and Director Kopnisky, and Directors Cahill, Deutsch and Steinberg. Directors Cappelli and Landy served on the Committee until the Company's 2017 annual stockholders meeting (at which time Mr. Cappelli retired). The Executive Committee meets to review significant matters that may be brought to the full Board. The Committee is empowered to act on behalf of the full Board, with certain limitations, in the event action is deemed necessary prior to a meeting of the full Board. The Executive Committee may also consider topics of importance to the organization that are not within the scope of other committees in order to provide a working forum in which to consider the matters. Matters reviewed by the Executive Committee are reported to the full Board at its next meeting. The Executive Committee met one (1) time during 2017.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Directors Cahill, who serves as Chairman, Deutsch, Ferrer, O'Toole and Palleschi. Directors Abrams, Helmer and Kahn served on the Committee until the Company's 2017 annual stockholders meeting (at which time Messrs. Abrams and Helmer retired). All Committee members are independent. The Nominating and Corporate Governance Committee met three (3) times during 2017.

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CORPORATE GOVERNANCE AND RELATED MATTERS

As more fully described in the Nominating and Corporate Governance Committee Charter, the duties and responsibilities of the Nominating and Corporate Governance Committee include, among other things, the periodic review of the size, structure and composition of the Board and making recommendations for change, when appropriate, establishing procedures for evaluating the Board, reviewing Board policies, reviewing and evaluating Board compensation and recommending changes thereto, reviewing the Certificate of Incorporation and Bylaws, reviewing and approving related-party transactions, reviewing the Company's Insider Trading Policy and establishing and recommending to the Board the stock ownership guidelines for directors and management.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service.

Current members of the Board with skills and experience that are relevant to Sterling's business and who are willing to continue Board service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective through new Board members. If there is a vacancy on the Board because any member of the Board does not wish to continue in service, or if it is decided not to re-nominate a director for re-election, the Nominating and Corporate Governance Committee determines the desired skills and experience of a new nominee, solicits suggestions for Director candidates from all Board members, and may engage in other search activities (which activities may be conducted through a sub-committee). Criteria identified by the Board from time to time include factors relative to the overall composition of the Board and such other factors as the Nominating and Corporate Governance Committee deems appropriate, such as a potential candidate's business experience, specific areas of expertise, skills, background and independence consistent with the Company's Corporate Governance Guidelines and applicable NYSE rules. When identifying nominees to serve as a Director, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of background, skills and experience with respect to accounting and finance, information technology, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, knowledge of the community served, experience in identifying and solving for risks associated with financial institutions and corporate governance.

Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Sterling, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate's qualifications in light of the above attributes, the Nominating and Corporate Governance Committee will consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate's willingness to serve and ability to devote the time and effort required; the candidate's record of leadership; and the ability to develop business for Sterling.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 21 Scarsdale Road, Yonkers, New York 10707. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the mailing of our proxy materials for the preceding year's Annual Meeting. The submission must include the following:

➢	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

➢	The name and address of the stockholder as such information appears on Sterling's books, and the number of shares of Sterling's common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

➢	The name, address and contact information for the candidate, and the number of shares of common stock of Sterling that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

➢	A statement of the candidate's business and educational experience;

➢	Such other information regarding the candidate as would be required to be included in the Company's Proxy Statement pursuant to SEC Regulation 14A;

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CORPORATE GOVERNANCE AND RELATED MATTERS

➢	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company or its affiliates;

➢	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

➢	A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting must comply with the procedural and informational requirements described in "Advance Notice of Business to be conducted at an Annual Meeting," below.

Audit Committee. The Audit Committee currently consists of Directors Steinberg, who serves as Chairman, Djonovic, Giambrone, Kahn and Lazar. Directors Thompson and Ferrer served on the Committee until the Company's 2017 annual stockholders meeting (at which time Mr. Thompson retired). All Committee members are independent. The Board has determined that each member is financially literate and has determined that Director Steinberg qualifies as an "audit committee financial expert" as defined under SEC rules and regulations by virtue of his background and experience. Director Steinberg also qualifies as a financial expert in accordance with the listing standards of the NYSE applicable to Audit Committee members. Each member of the Audit Committee is "independent" as defined by Rule 10A-3 of the Exchange Act and in accordance with the listing standards of the NYSE.

As more fully described in the Audit Committee Charter, the duties and responsibilities of the Audit Committee include, among other things:

➢	Appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services;

➢	Preapproval of all auditing services and permitted non-audit services (including the fees and terms thereof);

➢	Review and discussion with management and the independent registered public accounting firm of the audited financial statements, quarterly financial statements and earnings press releases;

➢	Discussion with the independent registered public accounting firm, of the matters required to be discussed by the Public Company Accounting Oversight Board's Auditing Standards, including Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit;

➢	Annual evaluation of the independent registered public accounting firm's internal quality control procedures, qualifications, performance and independence;

➢	Oversight of the internal audit function (including reviewing and approving the audit plan, monitoring corrective actions, and reviewing and recommending modifications to policies governing the Internal Audit Department);

➢	Review with management of the Company's compliance program for compliance with laws and regulations; and

➢	Conduct of an annual performance evaluation of the Audit Committee and annual review and reassessment of the adequacy of the Audit Committee charter.

In addition, the Audit Committee meets with our internal Chief Auditor to review the results of audits of specific areas on a quarterly basis. The Audit Committee met nine (9) times during 2017.

Compensation Committee. The Compensation Committee currently consists of Directors O'Toole, who serves as Chairman, Cahill, Nazemetz, Palleschi, Steinberg and Whiston, each of whom is independent. Director Thompson served on the Committee until his retirement at the Company's 2017 annual stockholders meeting. As more fully described in the Compensation Committee's Charter, the duties and responsibilities of the Compensation Committee include, among other things, determining the salaries of the President and CEO and all executive officers, as well as for succession planning and approving new appointments to the executive staff. The Compensation Committee also determines annual cash incentive payments to the President and CEO and other executive officers in accordance with the terms of the STI Plan (as defined herein). Determinations with respect to grants under stock benefit plans are made by members of the Compensation Committee who are considered "disinterested" for purposes of Section 162(m) of the Internal Revenue Code (prior to the Tax Cuts and Jobs Act of 2017 ("TCJA") changes thereto). The Compensation Committee met five (5) times during 2017.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Enterprise Risk Committee. The Enterprise Risk Committee currently consists of Directors Deutsch, who serves as Chairman, Ferrer, Giambrone, Kopnisky, Landy, Lazar, Redman and Whiston. Directors Cappelli and Millman served on the Committee until their retirement at the Company's 2017 annual stockholders meeting. The Enterprise Risk Committee's responsibilities include overseeing all aspects of enterprise risk management. The Committee assists the Board and oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk. The Enterprise Risk Committee met five (5) times during 2017.

Credit Risk Subcommittee. The Enterprise Risk Committee has a Credit Risk Subcommittee that oversees the Bank's lending activities including, but not limited to, (i) overseeing the efforts of Bank management to maintain appropriate risk/reward metrics within the loan portfolio, (ii) reviewing with management trends in loan portfolio performance, and (iii) reviewing certain audits and regulatory examinations with respect to the Bank's loan portfolio. The Enterprise Risk Committee resolved that the Credit Risk Subcommittee consists of Directors Landy, who serves as Chairman, Deutsch, Ferrer, Kopnisky, Lazar and Whiston. Directors Cappelli and Millman served on the Credit Risk Committee until their retirement at the Company's 2017 annual stockholders meeting. The Credit Risk Subcommittee met five (5) times during 2017.

CURRENT COMMITTEE COMPOSITION
	Executive Committee	Nominating & Corporate Governance Committee	Audit Committee	Compensation Committee	Enterprise Risk Committee	Credit Risk Subcommittee
John P. Cahill	¶	C		¶
James F. Deutsch	¶	¶			C	¶
Navy E. Djonovic			¶
Fernando Ferrer		¶			¶	¶
Robert Giambrone			¶		¶
Thomas G. Kahn			¶
Jack Kopnisky	¶				¶	¶
James J. Landy					¶	C
Robert W. Lazar			¶		¶	¶
Patricia M. Nazemetz				¶
Richard O'Toole	C	¶		C
Ralph F. Palleschi		¶		¶
Monte Redman					¶
Burt Steinberg	¶		C*	¶
William E. Whiston				¶	¶	¶

¶	Member
C	Chair
*	Audit Committee Financial Expert

Audit Committee Report

The Audit Committee provides oversight of the Company's financial reporting process on behalf of the Board. Management bears primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles.

As part of its ongoing activities, the Audit Committee has:

➢	Reviewed and discussed with management the Company's audited consolidated financial statements for 2017;

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CORPORATE GOVERNANCE AND RELATED MATTERS

➢	Discussed with the independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") standards, including PCAOB Auditing Standard No. 1301, Communications with Audit Committees; and

➢	Received the written disclosures and the letter from the independent registered public accounting firm pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence as currently in effect and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Sterling specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Burt Steinberg, Chairman

Navy E. Djonovic

Robert Giambrone

Thomas G. Kahn

Robert W. Lazar

Communications with the Board

All interested parties who wish to contact our Board or an individual director may do so by writing to: Board of Directors, Sterling Bancorp, 21 Scarsdale Road, Yonkers, New York 10707, Attention: CEO or Corporate Secretary. Interested parties who wish to communicate directly with the presiding director of Board executive sessions or with the Company's non-management directors as a group may do so by writing to the address directly listed above, but by addressing such communication to the Chairman of the Nominating and Corporate Governance Committee. The letter should indicate if the author is a stockholder of Sterling, and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board or the individual Director, as appropriate, depending on the facts and circumstances outlined in the communications received. The President and CEO, however, may directly respond at his discretion. If appropriate, the Corporate Secretary may (1) handle an inquiry directly, or (2) forward a communication for response by another employee of Sterling. A copy of any such communication and response is forwarded to the Board at the next available Board meeting. The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Board Leadership Structure and the Board's Role in Risk Oversight

The Board has reviewed the current Board leadership structure of the Company, the Bank and all affiliates, which consists of a separate Chairman of the Board and a President/CEO. The Chairman of the Board performs all duties and has all powers which are commonly incident to the office of Chairman of the Board or which are delegated to him by the Board, including presiding at all meetings of the stockholders and all meetings of the Board. The President and CEO has responsibility for the management and control of the business and affairs of the Company and has general supervision of all of the officers (other than the Chairman of the Board), employees and agents of the Company. The Board believes that separating the roles enhance both the independence of the Board and its effectiveness in discharging its responsibilities and that this procedure is currently the most appropriate Board leadership structure for the Company.

The Board has established an Enterprise Risk Committee whose responsibilities include overseeing all aspects of the enterprise-wide risk management and meets at least on a quarterly basis. The Enterprise Risk Committee's main responsibilities include providing specific oversight of the Company's enterprise-wide risk management functions and reporting to the Board on its activities. The Enterprise Risk Committee oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk, including (a) credit risk, (b) market and capital risk, including interest rate risk and liquidity and funding risk, (c) operational risk, including information technology and information security risk, (d) strategic business risk including business planning, human resources, legal and compliance, BSA/AML and financial reporting, and (e) reputation risk. In such capacity, the Enterprise Risk Committee is responsible for, among other things, overseeing the efforts of management in (i) fostering the establishment and maintenance of an effective risk management culture, (ii) assisting the Board in establishing prudent levels of risk consistent with the Company's strategic objectives and in promulgating appropriate corresponding reporting and escalation guidelines, (iii) assessing and monitoring the effectiveness of the Company's risk management leadership and infrastructure, (iv) monitoring trends within each category of risk, including those identified above, and also any interrelationship among multiple risks, (v) considering risk associated with any major new Company initiatives, (vi) assessing the Bank's capital management, planning and assessment process, including the DFAST related elements, and (vii) facilitating the education of the full Board, as necessary, with respect to any pertinent risk topics. In conjunction with the Enterprise Risk Committee, on a quarterly basis, the Chief Risk Officer presents a consolidated Risk Assessment Report to the Board covering credit risk, market and capital risk, operational and IT controls, information security, and strategic risks.

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CORPORATE GOVERNANCE AND RELATED MATTERS

The Audit Committee also plays a role in risk oversight. The Audit Committee has oversight responsibility with respect to the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting, as well as its financial statements.

Attendance at Annual Meetings of Stockholders

Sterling does not have a policy regarding director attendance at Annual Meetings of stockholders. All of our Directors at the time of the meeting attended, either in person or by phone, the prior year's Annual Meeting.

26

COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

Our Strategic Accomplishments

During 2017 we continued to expand Sterling's presence in the greater New York metropolitan region as a result of organic growth and our acquisition of Astoria. The acquisition, which doubled our size, significantly strengthened our deposit base and funding profile and accelerated our progress towards our goal of creating a high performing regional bank that focuses on serving commercial middle market clients and consumers. Our 2017 highlights include the following:

➢	Strong Operating Performance in 2017. Sterling ended 2017 as a larger, more profitable and more diversified Company. As of December 31, 2017, total assets were $30.4 billion and total portfolio loans were $19.9 billion, which represented growth of $16.2 billion and $10.5 billion, respectively, over December 31, 2016. Total deposits were $20.5 billion, compared to $10.1 billion a year ago. For the year ended December 31, 2017, reported net income available to common stockholders was $91.0 million, or $0.58 per diluted share, compared to net income of $140.0 million, or $1.07 per diluted share for the same period in 2016.

Given that Sterling incurred significant merger-related expense and restructuring charges in connection with the Astoria Merger, management and the Board also measure performance and operating results on an as adjusted basis. Adjusted net income available to common stockholders was $222.0 million and adjusted diluted earnings per share available to common stockholders was $1.40 in 2017.

➢	Rising Adjusted Profitability. The Company's return on average tangible assets for the year was 0.52% and return on average tangible common equity was 6.22%. This compares to 1.15% and 14.34%, respectively, for 2016.

On an adjusted basis, excluding the impact of merger-related expense and other restructuring charges, the Company’s adjusted return on average tangible assets was 1.27% and return on average tangible common equity was 15.17%. This compares to 1.20% and 14.90%, respectively, for 2016.

➢	Improving Adjusted Operating Efficiency. The Company's reported operating efficiency ratio was 67.7% for the year ended December 31, 2017, compared to 52.2% for the year ended December 31, 2016.

On an adjusted basis, excluding the impact of merger-related expense and other restructuring charges, the Company’s adjusted operating efficiency ratio was 41.8% in 2017 which represented an improvement of 440 basis points over 2016.

➢	Acquisition of Astoria Financial Corporation. On October 2, 2017, the Company completed the Astoria Merger. The transaction was valued at approximately $2.2 billion and Sterling National Bank is now considered the sixth largest regional financial institution in our market in terms of deposits, with $30 billion in assets, $20 billion in loans and $20 billion in deposits. In addition, Sterling National Bank has a diversified commercial and consumer banking focus, solid capital foundation and a broad footprint in a dynamic and growing marketplace.

Highlights of 2017 Compensation Program and Actions

The Company's executive compensation program is designed to align total compensation with performance while enabling us to attract, motivate and retain high quality executive management. The Compensation Committee regularly reviews the Company's compensation programs to ensure they are consistent with safe and sound business practices, regulatory requirements, emerging industry trends and stockholder interests.

In conjunction with our significant acquisition and as a result of a study performed by Meridian Compensation Partners, LLC ("Meridian") in July 2017, the Compensation Committee approved certain changes in 2017 to base salary and short-term incentive targets as well as long-term incentive targets for the CEO and NEOs to be effective in 2018 and designed to provide a competitive pay structure that better aligns with the Company's peer group following the Astoria Merger and related integration.

27

COMPENSATION DISCUSSION & ANALYSIS

Our compensation program continues to focus on performance-based pay that reflects our achievements on an annual basis and our ability to deliver long-term value to our stockholders. We have a balanced approach to total compensation that includes a mix of base/fixed pay and variable/performance-based pay, cash and equity, and short- and long-term incentive compensation.

2017 Target Pay Mix

The charts below for Jack Kopnisky and our other NEOs illustrate the target compensation established for 2017, consisting of base salary, target annual incentive awards, and target 2017-2019 LTIP awards consisting of performance shares and restricted stock awards. For 2017, our compensation targets and pay mix were the following:

CEO Target Pay Mix	Other NEOs Target Pay Mix

Performance-Based:	71%	Performance-Based:	54%
Linked to Share Value:	43%	Linked to Share Value:	24%

Governance and Compensation Highlights

At our upcoming annual meeting on May 22, 2018, the Board proposes that our stockholders consider an amendment to our Certificate of Incorporation to eliminate the provisions requiring cause and a supermajority vote to remove a director, which our Board believes aligns with recent judicial interpretations of Delaware General Corporation Law and best corporate governance practices.

On January 24, 2017, the Company amended and restated its Bylaws to establish a mandatory retirement age of 75 for the Board members, to be effective immediately, and resulted in four (4) of the Company's Board members voluntarily resigning at the Company's 2017 annual meeting in order to comply with the new mandatory retirement policy. On May 23, 2017, the Company further amended and restated its Bylaws to provide the Board with the ability to appoint directors emeritus. Two former directors, who served on the Company's Board with distinction and excellence and provide unique perspective and historical guidance as former presidents of legacy companies comprising our current Company, have been appointed as directors emeritus.

At the annual meeting on May 23, 2017, eleven (11) Directors were elected to the Board for a one (1) year term. Upon the closing of the Astoria Merger (as set out in the terms of the Astoria Merger agreement), four (4) members from the former Astoria Board of Directors joined our Board effective October 2, 2017, increasing the size of the Board to fifteen (15) members. Two members of the Board of Directors, Monte Redman and Thomas Kahn, are retiring from the Board effective at the 2018 annual meeting. The remaining thirteen (13) existing members of the Company's Board will stand for re-election at the Company's 2018 annual meeting, as well as one (1) new Board nominee.

28

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee continued to maintain the following compensation best practices for Executive Officers:

➢	Clawback policy
➢	Stock ownership guidelines
➢	Majority (60%) of our long-term/equity incentives are based on future performance
➢	All equity awards have an additional one year holding period
➢	No gross-up provisions on excise taxes paid in connection with a change in control in all employment agreements
➢	Significant focus on performance-based pay
➢	Limited perquisites
➢	Anti-hedging policy
➢	Pledging restriction policy
➢	One year holding period post-vesting for all equity awards
➢	No payment of dividends on performance shares until vesting
➢	Independent compensation consultant

2017 Say-on-Pay Vote

At the Company's 2017 Annual Meeting, stockholders cast an advisory vote regarding the Company's executive compensation, or the Say-on-Pay vote; 96.6% of the votes cast on such proposal were voted in favor of the Company's executive compensation program. Given the significant level of support from the Company's stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to executive compensation which incorporates all of the Company's objectives and policies set forth above including, but not limited to, a pay for performance culture that retains executives who perform strongly. The Board and the Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive compensation program that largely mirrors the stockholder approved approach and will continue to seek stockholder feedback on our compensation programs.

Role of the Compensation Committee

The Compensation Committee consists of no fewer than three (3) members of the Board, each of whom is independent. The Chairman of the Compensation Committee reports on material committee actions at Board meetings.

The Compensation Committee reviews all elements of compensation for the Company's NEOs, namely its President and CEO, CFO and the three (3) other most highly compensated executive officers. Elements of compensation are reviewed individually and in the aggregate, including a review of base salary, annual cash incentives, total cash compensation, long-term incentives and/or equity awards, total direct compensation, benefits and perquisites. In addition, the Compensation Committee reviews the interplay between pay and performance and considers all elements in the aggregate as part of an executive's total compensation package, taking into account the corporate goals and objectives. The Compensation Committee reviews its philosophy and executive compensation practices annually.

The Compensation Committee's major duties and responsibilities are the following:

➢	Review overall compensation, benefit and perquisites programs.
➢	Evaluate CEO and other executive officer performance.
➢	Review all aspects of the CEO's pay program including approval of base salary, annual incentives, equity and benefits.
➢	Review all aspects of the pay programs of the executive officers who report to the CEO.
➢	Assess the risks in connection with the compensation program to ensure executives are not encouraged or rewarded for taking excessive risk.
➢	Award annual cash incentive payments to the NEOs in accordance with the terms of the Executive Officer Short-Term Incentive Plan.
➢	Review, evaluate and, if applicable, approve incentive, equity and executive benefit plans.
➢	Oversee the Company's compliance with all regulations related to executive compensation.
➢	Review and approve all severance and termination arrangements for executive officers.
➢	Review and approve the CD&A.
➢	Review the overall compensation arrangements to confirm there are no proprietary trading activities.

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COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees consisting of one or more of its members, as the Committee deems appropriate in its sole discretion.

Role of Management

Although the Compensation Committee makes independent determinations on all matters related to compensation of the NEOs, certain members of management are requested to attend meetings and/or provide input to the Compensation Committee. Input may be sought from the CEO, Chief Human Resources Officer ("CHRO"), CFO, Chief Risk Officer ("CRO") or others to ensure the Compensation Committee has the information and perspective it requires to carry out its duties.

In particular, the Compensation Committee will seek input from the CEO on matters relating to strategic objectives, Company performance goals and an annual business plan. In addition, the CEO provides to the Compensation Committee a self-assessment of his annual performance, as well as summaries of executive officer performance and recommendations relating to executive officer compensation, for its review at the end of each year. The CEO is not present when the Compensation Committee discusses his performance and compensation.

The CHRO assists the Compensation Committee on the design, administration and operation of the Company's compensation programs. The CHRO may be requested, on the Compensation Committee's behalf, to work with the Compensation Committee's independent consultant to develop proposals for the Compensation Committee's consideration. The Compensation Committee also receives updates from the Company's CRO and CFO throughout the year as appropriate.

Although executives provide insight, suggestions and recommendations, only Compensation Committee members vote on decisions regarding executive compensation. The Committee regularly meets in executive session without management.

Role of the Compensation Consultant

The Compensation Committee has the authority to retain a compensation consultant to advise on executive compensation matters. The Compensation Committee also has access to outside legal counsel and other experts as needed. The compensation consultant and other experts serve at the request of the Compensation Committee, which has the power and authority to retain such experts and approve fees and retention terms.

The Compensation Committee retained Meridian in 2017 to serve as independent compensation consultant and to perform the following tasks, among others: conduct a review of the competitiveness and effectiveness of the Company's executive compensation program relative to market practice, assist in the design of equity-based performance awards, assist with year-end decisions and providing ongoing advice and counsel, as requested. Meridian also conducted a review of the competitiveness of the Company's director compensation program, which was presented to the Nominating and Corporate Governance Committee. Meridian reported directly to the Compensation Committee and did not perform any other services for the Company. In the event that the Company desires to seek Meridian's expertise for assistance with other issues not directly related to executive compensation, the Compensation Committee would first approve such activities.

In retaining Meridian, the Compensation Committee determined that, based on the information presented, Meridian was independent and that its engagement did not present any conflicts of interest. In making this determination, the Compensation Committee noted that (a) Meridian provided no other services to the Company other than compensation consulting; (b) no personal or business relationships exist between Meridian and members of the Board or executive officers; (c) Meridian and its consultants do not directly own any shares of the Company's stock; and (d) Meridian maintains a written policy designed to avoid conflicts of interest that may arise. Meridian also determined that it was independent from the executive officers and confirmed this in a written statement delivered to the Chairman of the Compensation Committee. Based on the above, the Compensation Committee reviewed and concluded that Meridian's services comply with the standards adopted by the SEC and NYSE regarding compensation advisor independence and conflicts of interest. The Compensation Committee will continue to monitor compliance with these requirements on an ongoing basis.

Executive Compensation Philosophy, Benchmarking and Components

Our executive compensation program is designed to align the interests of our executive officers with stockholders by rewarding performance against pre-established corporate financial goals, strong executive leadership and superior individual performance. By providing annual cash incentives, long-term equity compensation and conservative but competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company's long-term financial performance, growth, profitability and stockholder value.

30

COMPENSATION DISCUSSION & ANALYSIS

The Company's compensation program provides a significant portion of total compensation based on performance relative to short-term and long-term financial goals and encourages executives to maintain significant stock ownership in the Company. The Compensation Committee reviews at least annually the components of each NEO's compensation package and targets at least 50% of the total compensation opportunity to be based on a combination of short-term and long-term performance. We accomplish these objectives through an integrated total compensation program.

The Compensation Committee regularly assesses the components of the executive compensation program with advice from its independent compensation consultant. Periodically, the independent consultant will conduct a benchmarking study utilizing a peer group of banks of similar asset size, as well as a number of industry survey sources. The purpose of this assessment is to provide market perspective to the Compensation Committee as it sets base salaries and incentive opportunities for the next year. The Compensation Committee believes that periodic monitoring of the Company's programs and pay decisions, as well as that of its industry and peers, enables it to assess the effectiveness of pay decisions and ensure the executive compensation program meets desired objectives.

The following peer group was used for 2017 executive and director compensation decisions (the same peer group developed in 2015 for 2016 pay decisions). This peer group reflects banks of similar asset size and geographic region as the Company: approximately half to 2x the asset size of Sterling in 2015, with a median asset size of $12.5 billion in assets.

2017 PEER GROUP
Bank United	Customers Bancorp	FCB Financial Holdings
F.N.B. Corporation	First Commonwealth Financial	First Financial Bancorp
First Midwest Bancorp	Fulton Financial Corporation	Hancock Holding Company
Heartland Financial USA	Independent Bank Corp.	MB Financial
National Penn Bancshares	Private Bancorp	Pinnacle Financial Partners
Signature Bank	Talmer Bancorp	UMB Financial Corporation
United Bankshares	United Community Banks	Valley National Bancorp
Webster Financial Corporation	Wintrust Financial Corporation

Following the Astoria Merger announcement, the Compensation Committee engaged Meridian to conduct a competitive review of executive compensation for the combined entity and the reorganized executive team. Meridian updated the peer group in order to reflect the Company's continued growth and its post Astoria Merger asset size. This peer group was used for certain 2017 executive base salary changes and will be used for fiscal 2018 executive and director compensation decisions. This new peer group reflects banks of similar asset size and expanded geographic region: approximately half to 2x the asset size of Sterling in 2017, with a median asset size of $29 billion in assets.

2018 PEER GROUP
Associated Banc-Corp	BankUnited, Inc.	BOK Financial Corporation
Commerce Bancshares, Inc.	Cullen/Frost Bankers, Inc.	F.N.B. Corporation
First Citizens BancShares, Inc.	First Horizon National Corporation	Hancock Holding Company
Investors Bancorp	New York Community Bancorp	People's United Financial, Inc.
Prosperity Bancshares, Inc.	Signature Bank	Synovus Financial Corp.
Texas Capital Bancshares, Inc.	Valley National Bancorp	Webster Financial Corporation
Wintrust Financial Corporation

Our total compensation program includes the following components:

Component	Objective/Purpose
Base Salary	• Provide competitive base compensation to recognize executives' roles, responsibilities, contributions, experience, leadership and performance. Our salaries generally are targeted to be within the range of market median.

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COMPENSATION DISCUSSION & ANALYSIS

Component	Objective/Purpose

•      Represent fixed compensation that is the basis for other compensation elements such as incentive pay.

•      Sufficient to discourage inappropriate risk taking by executives.

•      Actual salaries and increases reflect an executive's performance, experience and pay level relative to internal and external salary relationships.

Annual Cash Incentive Awards

•      Motivate and reward achievement of specific annual performance goals. We provide competitive compensation when performance goals are achieved and above or below median pay when performance is above or below performance.

•      Align executives with the Company's strategic plan and critical performance goals. Provide meaningful "pay-at-risk" that is earned each year based on performance. Actual awards vary based on performance.

•      Encourage teamwork and collaboration across the Company.

Equity Compensation/ Long-term Incentives

•      Target long-term incentive opportunities that are competitive with industry practice and norms. Such opportunities reward executives for long-term growth, profitability and creating stockholder value.

•      Align executive and stockholder interests through stock awards which are tied to stock price appreciation.

•      Ensure sound risk management by providing a balanced view of performance and long-term stockholder value.

•      Grant restricted stock to help ensure executives have an ownership/equity interest.

•      Grant performance shares to incentivize executives over multi-year periods.

Benefits and Perquisites	• Provide insurance and retirement security benefits. • Provide limited perquisites to be competitive with industry practice and enable the Company to attract, motivate and retain qualified talent.
Employment Agreements and Severance/Change in Control Benefits	• Be competitive with industry practice. • Protect the executive and the Company in the event of termination. • Retain executives in the event of a change in control.

Executive Compensation Program and Pay Decisions

Consistent with past years, the Company's total compensation program for 2017 consisted of four (4) main components: base salary, annual cash incentive compensation, long-term incentives/equity compensation and benefits. This section summarizes the programs and our pay decisions for 2017.

Base Salary

The Compensation Committee considered the competitive analysis provided by the independent consultant in 2015 and recommended the following changes to the base salary for Messrs. Whitwell and Blose, effective January 1, 2017, and Mr. Massiani, effective February 8, 2017. The 2017 salary increases were in recognition of expanded roles in light of recent Company growth. In July 2017, the Company promoted Mr. Finn to Senior Executive Vice President and the Compensation Committee correspondingly increased his base salary from $350,000 to $425,000. The Compensation Committee did not recommend any changes to Mr. Kopnisky's base salary, as his pay was within market practice.

Name / Positions	2017 Annualized Base Salary	Increase over 2016 Base Salary
Jack Kopnisky, President and CEO	$800,000	$––
Luis Massiani, Senior Executive Vice President and CFO	500,000	50,000
Rodney Whitwell, Senior Executive Vice President and Chief Administrative Officer, formerly Chief Operating Officer	400,000	25,000
Michael E. Finn, Senior Executive Vice President, Chief Risk Officer	425,000	75,000
James P. Blose, Executive Vice President, General Counsel	350,000	25,000

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COMPENSATION DISCUSSION & ANALYSIS

Annual Cash Incentive Compensation

An important element of our performance-based pay program is our Executive Officer Short-Term Incentive Plan (the "STI Plan"), which includes the participation of officers with the title of Senior Vice President and above. In February 2018, the Compensation Committee awarded annual cash incentive compensation to the NEOs pursuant to the STI Plan based on certain performance goals following the completion of the twelve (12)-month performance period ended December 31, 2017.

Performance Measures

Under the Sterling Bancorp 2015 Omnibus Equity and Incentive Plan (the "2015 Omnibus Plan"), performance measures are established by the Compensation Committee on an annual basis and are tied specifically to the Company's strategic plan and financial performance. In setting the NEOs' awards, the Compensation Committee considered a combination of corporate (earnings per share, available to common stockholders, as adjusted ("EPS"), return on average tangible assets, as adjusted ("ROATA"), business unit and individual performance factors. These factors included a review of the Company's overall performance relative to its 2017 strategic plan, the individual achievement of each NEO relative to annual goals and the NEO's overall contribution to the Company. The weights of these factors are summarized in the following table:

	Annual Cash Incentive Weighting of Performance Goals
NEO	Corporate	Business Unit	Individual
CEO	70%	0%	30%
Other NEOs	70%	15%	15%

Each executive, except for our CEO, had business unit performance objectives specific to his or her role. For example, market presidents may have specific loan and deposit target goals while operational manager performance is measured mainly through efficiency and productivity metrics. Individual performance objectives focused on the contribution of the NEO to the successful execution of the Company's strategic plan in 2017.

The table below outlines the corporate metrics, targets and relative weightings established by the Compensation Committee for the NEOs for the year ended December 31, 2017:

Metric	Weighting	Threshold	Target	Stretch
EPS	50%	$1.14	$1.27	$1.39
ROATA	50%	1.08%	1.20%	1.32%

Performance was assessed after the end of the performance period against the performance objectives. Cash incentive payments based on the Company's financial performance were made only if one or more financial metrics met or exceeded the thresholds established by the Compensation Committee.

Target Annual Incentive Opportunities

The STI Plan provides annual cash-based incentive opportunities (defined as a percentage of base salary) established by the Compensation Committee for each position based on role, responsibilities and market practice. Potential awards range from 50% of target for threshold performance to a cap of 150% of target for maximum performance. The 2017 annual incentive targets and ranges were the following:

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COMPENSATION DISCUSSION & ANALYSIS

	Annual Cash Incentive as a % of Base Salary
Name/Title	Below Threshold	Threshold (50%)	Target (100%)	Maximum (150%)
Jack Kopnisky, President & CEO	0.0%	50.0%	100.0%	150.0%
Luis Massiani, SEVP & CFO	0.0	37.5	75.0	112.5
Rodney Whitwell, SEVP & CAO, formerly COO	0.0	32.5	65.0	97.5
Michael E. Finn, SEVP & Chief Risk Officer	0.0	32.5	65.0	97.5
James P. Blose, EVP & General Counsel	0.0	30.0	60.0	90.0

For each NEO, the target incentive value was based on base salary earnings for 2017 as follows:

	Annual Incentive Target 2017
Name/Title	Eligible Base Salary Earnings	Target % of Base	Target $ Value
Jack Kopnisky, President & CEO	$800,000	100.0%	$800,000
Luis Massiani, SEVP & CFO	493,750	75.0	370,313
Rodney Whitwell, SEVP & CAO, formerly COO	400,000	65.0	260,000
Michael E. Finn, SEVP & Chief Risk Officer	381,250	65.0	247,813
James P. Blose, EVP & General Counsel	350,000	60.0	210,000

2017 STI Plan Payouts - Corporate Performance Assessment

At the end of the year, the Compensation Committee determined a payout percentage based on the Company's financial performance, combined with an assessment of individual and business unit performance of the NEO. Based on how the Company performed against both EPS and its goals for ROATA, in addition to taking into consideration the Compensation Committee's discretionary assessment of the execution of the 2017 strategic plan, the Compensation Committee scored the corporate component at 144% of target for Messrs. Kopnisky, Massiani, Whitwell, Finn and Blose (See attached Annex A to this proxy statement for a description of the “As Adjusted” results shown in the table below to our GAAP results for purposes of Regulation G adopted by the SEC.)

	Performance Goals
Measure	Threshold	Target	Stretch	As Adjusted
EPS	$1.14	$1.27	$1.39	$1.40
ROATA	1.08%	1.20%	1.32%	1.27%

2017 STI Plan Payouts - Business Unit and Individual Performance Assessment

In addition to the corporate component outlined above, the Compensation Committee also took into consideration each executive's execution of the Company's 2017 strategic plan, from each of a corporate, business and individual perspective.

In assessing the Company's 2017 strategic plan accomplishments generally, the Compensation Committee considered, among other factors, the following:

➢	Through organic growth, the Company has made significant progress towards our corporate goals of remaining a highly profitable banking organization.

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COMPENSATION DISCUSSION & ANALYSIS

➢	The Astoria Merger furthered the Company's strategy of expanding in the greater New York metropolitan region, providing significant presence and deposit market share in Long Island, New York and creating an opportunity to realize significant operating expense savings.

➢	The Astoria Merger also increased the size of the Company to $30.0 billion in assets, ranking the Bank as the sixth largest regional financial institution in our market in terms of deposits at the time of the October 2017 closing. At December 31, 2017, the Company grew its assets further to $30.4 billion.

➢	During 2017, the Company consolidated five (5) financial center locations, reducing our total number of financial centers to 128 at December 31, 2017.

➢	The Company's total loans were $20.0 billion at December 31, 2017, a $10.5 billion increase over 2016; total deposits were $20.5 billion at December 31, 2017, a $10.5 billion increase over 2016.

➢	For the year ended December 31, 2017, net income available to common stockholders was $91.0 million, or $0.58 per diluted common share, compared to net income of $140.0 million, or $1.07 per diluted common share, for 2016. Adjusted net income available to common stockholders was $145.5 million, or $1.11 per diluted common share for 2016 and $220.0 million, or $1.40 per diluted common share for 2017.

Mr. Kopnisky, our Chief Executive Officer, is evaluated by the Compensation Committee from a discretionary perspective based upon the overall performance of the Company, including its accomplishment of strategic plans, stockholder return and certain material financial results of the Company for 2017.

For our executive officers other than our CEO, the Compensation Committee reviews each executive's performance relative to corporate, business and individual considerations. Below are the primary factors considered by the Committee when determining payouts for each other NEO:

➢	Mr. Massiani, our Chief Financial Officer, exhibited strong leadership as CFO of the Company, enabling the Company to meet or exceed its growth targets and achieve strong operating results both organically and through acquisitions. Mr. Massiani was exceptionally effective in the negotiation, acquisition and integration of Astoria. He also continues to lead a high performing accounting, treasury and finance team focused on meeting the positive operating leverage goals preset by the Company.

➢	Mr. Whitwell, our Chief Administrative Officer, exhibited effectiveness in establishing programs to transition the Company to a more effective platform for growth. He has been a strategic visionary for the Company and has built the set of principles that has enabled the Company to continue to perform at a high level. Mr. Whitwell effectively led the integration planning and execution for the Astoria Merger.

➢	Mr. Finn, our Chief Risk Officer, has developed an effective enterprise risk management organization within the Company. Additionally, he built a strong leadership team that has the capacity to evolve with the growth and complexity of the Company with tightened controls to comply with regulatory guidelines. Post the Astoria Merger, Mr. Finn focused on adjusting high risk areas of the Bank to ensure security and compliance and has added high-performing talent to oversee critical risk areas.

➢	Mr. Blose, our General Counsel, handles a broad array of legal matters geared toward protecting the Company and its most valuable assets from exposure to unlawful activities that could potentially result in significant loss, and/or legal and reputational risk. Mr. Blose was responsible for the consummation of the Astoria Merger conducting detailed negotiations and all other activities through closing. Continuing to safeguard the Company, the General Counsel is an integral component to the Company's operations.

Final STI Plan Payouts – 2017

Based on both the above performance measures and the Committee's assessment of strategic business unit and individual performance, the 2017 cash incentive payments were awarded as follows relative to the 2017 target value:

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COMPENSATION DISCUSSION & ANALYSIS

Name/Title	2017 Target Value	2017 Cash Incentive Payment
Jack Kopnisky, President & CEO	$800,000	$1,200,000
Luis Massiani, SEVP & CFO	370,313	555,469
Rodney Whitwell, SEVP & CAO, formerly COO	260,000	390,000
Michael E. Finn, SEVP & Chief Risk Officer	247,813	371,719
James P. Blose, EVP & General Counsel	210,000	262,500

Equity Compensation/Long-Term Incentives

Another key element of executive compensation is the Company's long-term incentive plan, which provides equity based compensation that supports our goals to provide performance-based compensation that is aligned with our stockholders' interests and serves as a long-term retention tool for high performing executives. Shares granted as part of the long-term incentive plan are issued from the 2015 Omnibus Plan.

The Company's annual long-term incentive program targets 60% of an award in performance shares while 40% of an award consists of time-vested stock. Performance shares vest based on adjusted 3-year ROATA and 3-year adjusted EPS growth compared to the KBW Regional Bank Index.  In addition, in order to be eligible to earn an award, two (2) performance hurdles must be achieved (EPS must be a minimum of $1.10 per share and ROATA must be a minimum of one hundred and eight (108) basis points at the end of the performance period). Restricted stock vests ratably over a three (3)-year period and is granted based on a holistic assessment of Company, individual performance and qualitative factors as determined by the Compensation Committee. Both awards have an additional one (1)-year hold period upon vesting.

The Compensation Committee believes the long-term incentive program reinforces our strong focus on pay for performance and aligns our executives with stockholder interests.

2017 Long-Term Incentive Grants

The Compensation Committee approved the 2017 equity grants summarized below. Performance shares were granted at target. For more information on the assumptions used in determining the fair value of these awards, refer to the "Grants of Plan-Based Awards in 2017" table included herein on page 43.

NEO	Restricted Stock(1)	Performance Shares(2)	Total
Jack Kopnisky	$599,991	$720,009	$1,320,000
Luis Massiani	187,499	224,994	412,493
Rodney Whitwell	97,492	146,262	243,753
Michael E. Finn	70,008	105,000	175,009
James P. Blose	65,003	97,492	162,494

(1)	Restricted Stock Awards: Fair value is based on the Company's closing stock price on the date of the grant.
(2)	Performance Awards: Fair value is based on the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board ("FASB") ASC Topic 718.

Vesting of Fiscal 2015-2017 Performance Share Awards

Our annual long-term incentive program rewards performance using both relative ROATA and relative EPS growth over a three-year cycle. Each year begins a new three-year performance cycle, and performance measures and payout range are established at the beginning of the cycle. The payout for such performance awards can range from 0% to 150% of target based 50% on the Company's ROATA ranking relative to the KBW Regional Bank Index and based 50% on the Company's EPS growth ranking relative to the KBW Regional Bank Index. For both the measurement of ROATA and EPS growth, each are measured against the index annually and the average of three-year rankings will determine performance.

36

COMPENSATION DISCUSSION & ANALYSIS

For each of the fiscal years ended December 31, 2015, 2016, and 2017, the Company had a ROATA of 1.10%, 1.13% and 1.20%, respectively, compared to the index peer group. The average percentile rank of the three years (69th percentile) results in a payout of 138.8% of target:

Peer Group Percentile	ROATA 2015	ROATA 2016	ROATA 2017
75th Percentile (Maximum)	1.24%	1.18%	1.21%
50th Percentile (Target)	1.03%	1.02%	1.00%
35th Percentile (Threshold)	.96%	.90%	.88%
Sterling	1.10%	1.13%	1.20%

For each of the fiscal years ended December 31, 2015, 2016 and 2017, the Company had EPS growth of 20.5%, 15.9%, and 26.6%, respectively, compared to the index peer group. The average percentile rank of the three years (89th percentile) results in a payout of 150% of target.

Peer Group Percentile	EPS Growth 2015	EPS Growth 2016	EPS Growth 2017
75th Percentile (Maximum)	18.8%	15.8%	18.1%
50th Percentile (Target)	9.0%	7.1%	2.6%
35th Percentile (Threshold)	2.6%	5.1%	-4.0%
Sterling	20.5%	15.9%	26.6%

The final payout is then calculated based equally on relative ROATA and relative EPS growth:

Measure	Percentile Rank	Payout (% of Target)
Relative EPS Growth	89%	150.0%
Relative ROATA	69%	138.8%
FINAL PAYOUT		144.4%

The final payout of 144.4% of target resulted in the following shares vesting under the fiscal 2015 performance awards for our NEOs:

Long Term Equity Plan Payout for the Fiscal 2015-2017 Performance Share Awards
	Shares Granted October 2014	Shares Vesting Based on Fiscal 2015- 2017 Performance (at 144.4% of Target)
Jack Kopnisky	34,014	49,116
Luis Massiani	9,977	14,407
Rodney Whitwell	8,730	12,606
Michael E. Finn	N/A(1)	N/A
James P. Blose	N/A(1)	N/A

(1) Messrs. Finn and Blose joined the Company effective June 30, 2015 from Legacy HVB upon the effectiveness of the HVB Merger.

Benefits

The Company sponsors a variety of benefit plans for all employees. These benefits include a tax-qualified 401(k) Plan (the "Sterling 401(k) Plan"), a tax qualified defined benefit pension plan, life insurance, and other health & welfare benefits.

37

COMPENSATION DISCUSSION & ANALYSIS

The Company also provides certain executive benefits and perquisites that are designed to provide benefits to executives to address tax code limitations. The Company's policy on benefits has been to provide benefits consistent with market practice.

Benefits and perquisites provided for executives include:

➢	Supplemental Retirement Benefits - The Company provides the CEO with supplemental retirement benefits to make up for benefits that would otherwise be payable under our tax-qualified plans if specified tax code limitations did not apply.

➢	Insurance - The Company provides the CEO with supplemental long-term disability insurance, long-term care insurance and life insurance.

➢	Perquisites - The Company does not provide significant perquisites or personal benefits to its executives. In addition, the Company has eliminated vehicles that had previously served as modest perquisites.

Other Matters

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee takes into account the various tax and accounting implications of compensation and benefit vehicles utilized by the Company.

➢	The Company expenses all restricted stock awards and stock option grants in accordance with the FASB Accounting Standards Codification Topic 718 - Compensation - Stock Compensation.

➢	Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the tax deduction for compensation paid to each of the CEO and the next three (3) most highly compensated executive officers (excluding the principal financial officer) ("Covered Employees") to $1,000,000. Prior to the TCJA, this deduction limitation did not apply to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, including certain performance-based compensation that has been approved by the stockholders. Our stockholders have approved the 2015 Omnibus Plan, which is designed to allow the deduction as an expense on behalf of the Company for income realized by the participant upon the payment of performance-based compensation awards and income realized on the exercise of nonqualified stock options. Generally, the Compensation Committee strives to maximize the Company's federal income tax deductions for compensation expense. Nonetheless, prior to the TCJA the Compensation Committee believed that there were circumstances in which the provision of compensation that was not fully deductible may be more consistent with its compensation philosophy and objectives and may be in the best interests of the Company and its stockholders. The Compensation Committee's ability to retain flexibility in this regard may, in certain circumstances, have outweighed the advantages of qualifying certain compensation as deductible under Section 162(m). For taxable years beginning after December 31, 2017, the TCJA eliminated the deduction for qualified performance-based compensation, with the exception that qualified performance-based compensation paid in taxable years beginning after December 31, 2017 will continue to be deductible if paid pursuant to written binding contracts in effect on November 2, 2017, that are not materially modified on or after November 2, 2017. In addition, the TCJA expanded the definition of Covered Employees for taxable years beginning after December 31, 2017, to include employees who are the principal executive officer and principal financial officer at any time during the tax year in addition to the next three (3) most highly compensated executive officers who are required to be reported on the Company's proxy, as well as any employee who was/is a Covered Employee for any taxable year beginning after December 31, 2016.

Adjustment or Recovery of Awards

Under Section 304 of the Sarbanes-Oxley Act of 2002, if the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirements based upon a judicial determination of misconduct, the CEO and the CFO must reimburse the Company for:

➢	Any bonus or other incentive-based or equity-based compensation received during the twelve (12) months following the first public issuance of the non-complying document; and

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COMPENSATION DISCUSSION & ANALYSIS

➢	Any profits realized from the sale of Company securities during the twelve (12) month period.

The Company also maintains a clawback policy which provides that, in the event that the Company is required to prepare an accounting restatement, each executive officer shall reimburse the Company for part or the entire incentive award made to such executive officer on the basis of having met or exceeded specific targets for the performance periods subject to the restatement.  For purposes of this policy, (i) the term "incentive awards" means awards under the Company's 2015 Omnibus Plan and equity awards, the amount of which is determined in whole or in part upon specific performance targets relating to the financial results of the Company; and (ii) the term "executive officer" means any individual who is a current or former officer of the Bank within the meaning of Section 16(a) of the Exchange Act and Rule 16a-1(f). The Company may seek to reclaim incentive awards within a three (3)-year period of the incentive payout.

Consideration of Prior Amounts Realized

In furtherance of the Company's strategy of emphasizing rewards for future superior performance, prior compensation outcomes, including stock compensation gains, are generally not considered in setting future compensation levels.

Stock Ownership Guidelines

The Nominating and Corporate Governance Committee has concluded that NEOs and Board members should own a significant amount of the Company's stock. Any person nominated, appointed or elected to the Board, in order to qualify as such, must own and thereafter continue to hold, at least 500 shares of the Company's common stock from the time of first appointment or election to the Board. In addition, the following individuals must own the number of shares stated below:

STOCK OWNERSHIP GUIDELINES
	Lesser of
Position	Multiple of Salary/Retainer	# of Shares
CEO	6x Base Salary	300,000
Other NEOs	2x Base Salary	40,000
Directors	5x Board Retainer	20,000

The period to achieve compliance is five (5) years from the day of first appointment to the Board or NEO position, unless approved otherwise by the Nominating and Corporate Governance Committee, which monitors ownership levels and compliance on an annual basis. Below is a summary of shares that qualify for the ownership requirements described above (unexercised stock options are excluded):

➢	Beneficially owned shares that the individual owns or over which he or she has voting power, including the power to vote (including restricted shares), or can direct the voting and/or investment power, including the power to dispose or to direct the disposition.

➢	Shares owned by an individual in the Company's benefit plans (e.g., Sterling 401(k) Plan).

➢	Shares held by an investor in the Company for which a Board member serves as a designee.

NEOs and Board members are expected to hold 75% of any net shares received through compensatory equity based grants until the ownership guidelines are achieved. Once a NEO or Board member achieves the ownership requirement, he/she is no longer restricted by this holding requirement; provided his/her total stock ownership level does not fall below the ownership guidelines. As of March 30, 2018, each of our NEOs and Board members met the applicable stock ownership guidelines.

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COMPENSATION DISCUSSION & ANALYSIS

Anti-Hedging and Pledging Restriction Policy

The Company discourages the practices of hedging and/or pledging of Company common stock by officers and directors, and has policies relating to such practices. Pursuant to the Company's insider trading policy and stock ownership guidelines, officers and directors of the Company are prohibited from engaging in any hedging transactions (which include short sale transactions, purchases of Company common stock on margin, and buying or selling any puts, calls or other options that have the effect of reducing the economic exposure to the shares of common stock). In addition, officers and directors are encouraged to restrict their pledging company securities as collateral for margin purchases or a loan. The Nominating and Corporate Governance Committee may, however, make any exception for this pledging limitation if good cause is shown. Currently, Messrs. Landy and Redman, directors on the Board, have received approval from the Nominating and Corporate Governance Committee to pledge Company common stock as collateral. See "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" above.

Employment Arrangements

The Company and the Bank have entered into employment arrangements with all NEOs. On December 8, 2015, the Company entered into amended and restated employment agreements with both Mr. Kopnisky and Mr. Massiani. On October 31, 2016, the Company and the Bank entered into a new employment agreement with Mr. Whitwell and Mr. Blose to replace Mr. Whitwell's previous employment agreement and to replace Mr. Blose's previous Retention Letter Agreements dated as of November 1, 2013 and January 14, 2015, respectively. The Company and the Bank entered into a new employment agreement with Mr. Finn on November 10, 2016, that became effective on July 1, 2017. Such employment arrangements do not contain evergreen provisions nor Code Section 280G and 4999 golden parachute tax gross-up provisions. Additionally, we do not provide for the acceleration of vesting of stock options or restricted shares as a single trigger provision for potential payments upon a change in control. For a discussion of employment terms, see "Employment-Related Agreements and Potential Payments Upon Termination or Change in Control."

Compensation Committee Report

The Compensation Committee evaluates and establishes compensation for executive officers, including the NEOs. Although management has the primary responsibility for the Company's financial statements and reporting process, including the disclosure of the CD&A, the Compensation Committee has reviewed and discussed the CD&A with management and is satisfied it represents the philosophy, intent, and actions of the Compensation Committee with regard to executive compensation. Based on this review and discussion with management, we recommend to the Board that the CD&A be included in this Proxy Statement for filing with the SEC.

Richard O'Toole, Committee Chair

John Cahill

Patricia M. Nazemetz

Ralph F. Palleschi

Burt Steinberg

William E. Whiston

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or has been during the last completed year, an officer or employee of the Company or an officer or employee of any Company subsidiary. During 2017, none of our executive officers served on the Compensation Committee (or equivalent), or the Board of another entity whose executive officer(s) served on the Compensation Committee or Board of the Company.

Compensation Practice and Risk

The Compensation Committee considers annually, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. The goal of the Compensation Committee is to establish a compensation program designed to encourage prudent risk management and discourage inappropriate risk-taking by granting a diverse portfolio of compensation to the NEOs and other executive officers that is expected to reward the creation of stockholder value over time. To help achieve this goal, the Compensation Committee considers the risk profile of the primary compensation elements. The Compensation Committee believes that because the base salaries of the NEOs and other executive officers are fixed in amount they do not encourage inappropriate risk-taking. In addition, a significant proportion of compensation provided to the NEOs and other executive officers is in the form of equity awards that have performance and retention features that extend over a period of years. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking because the ultimate value of the awards is tied to our stock price and other stockholder friendly measures (i.e., ROATA or EPS growth) and are subject to long-term vesting schedules to help ensure that the NEOs and other executive officers have significant value tied to long-term stock price performance. In particular, all equity compensation is either based on performance over a three (3)-year period or does not fully time vest for at least a three (3)-year period, which encourages the NEOs and other executive officers to focus on long-term performance in addition to annual results, further reducing risk-taking that is likely to produce only short-term benefits and allowing sufficient time for risk outcomes to emerge.

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COMPENSATION DISCUSSION & ANALYSIS

In addition, awards under the STI Plan, the Company's former 2014 Stock Incentive Plan (the "2014 SI Plan") (which still has awards outstanding even though no new awards are made under this plan) and the 2015 Omnibus Plan are subject to clawback based on certain factors. See "Adjustment or Recovery of Awards" above. Such factors include the outcomes of our risk scorecard. The risk scorecard provides a formal structure to enable the Compensation Committee to systematically assess whether or not to adjust incentive compensation of our NEOs and executive officers in light of negative risk outcomes. Finally, and consistent with our compensation philosophy of rewarding the NEOs and other executive officers based on our long-term success, our Code of Ethics and Insider Trading Policy prohibit all employees, including the NEOs and other executive officers, from speculative trading in our stock.

Executive Compensation

The following table summarizes the compensation paid to our NEOs for fiscal years ended December 31, 2017, 2016 and 2015.

SUMMARY COMPENSATION TABLE
Name and Principal Positions (a)	Period (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Non-Equity Incentive Plan Compensation ($) (g)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings($) (h)	All Other Compensation ($) (i)(2)	Total ($) (j)
Jack Kopnisky, President and CEO	2017	$800,000	$––	$1,320,000(3)	$1,200,000	$9,921	$42,354	$3,372,276
	2016	800,000	––	1,100,010	900,000	3,443	57,107	2,860,560
	2015	750,000	—	3,500,005	700,000	1,354	47,835	4,999,194
Luis Massiani, SEVP & Chief Financial Officer	2017	493,750	––	412,493(3)	555,469	––	13,292	1,475,004
	2016	450,000	––	375,002	450,000	––	17,656	1,292,658
	2015	400,000	—	999,992	300,000	—	12,566	1,712,558
Rodney Whitwell, SEVP & Chief Administrative Officer, formerly Chief Operating Officer	2017	400,000	––	243,753(3)	390,000	––	12,039	1,045,792
	2016	372,917	––	292,499	240,000	––	14,672	920,087
	2015	350,000	—	—	230,000	—	11,372	591,372
Michael E. Finn, SEVP & Chief Risk Officer(4)	2017	381,250	––	175,009(3)	371,719	––	11,968	939,946
	2016	350,000	––	174,996	180,000	––	12,483	717,479
	2015	169,212	50,000	199,994	145,000	—	2,085	566,291
James P. Blose, EVP & General Counsel(5)	2017	350,000	––	162,494(3)	262,500	––	10,905	785,899

(1)	Annual incentive awards were based on performance for 2017 and paid in February 2018. Potential threshold, target and maximum payouts for these awards are found below in the table "Grants of Plan-Based Awards in 2017."

(2)	Details of the amounts reported in the "All Other Compensation" column for 2017 are provided in the table below.

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COMPENSATION DISCUSSION & ANALYSIS

ALL OTHER COMPENSATION FOR FISCAL YEAR 2017
Name (a)	401(k) Plan ($) (b)	Contribution on Employee Life and LTD Insurance Benefits ($) (c)	Disability Insurance ($) (d)	Long- term Care ($) (e)	Dividends on Unvested Restricted Stock($) (f)	Perquisites($) (g)	Total ($) (h)
Jack Kopnisky	$8,100	$4,212	$9,543	$3,785	$16,715	—	$42,354
Luis Massiani	8,100	324	––	––	4,868	––	13,292
Rodney Whitwell	8,100	324	––	––	3,615	––	12,039
Michael E. Finn	8,100	324	––	––	3,544	––	11,968
James P. Blose	8,100	324	––	––	2,481	––	10,905

Column Notes:

(b) Represents the Company's contributions to the Sterling 401(k) plan for the NEOs.

(3)	Amounts shown represent the aggregate grant date fair value of both restricted stock and performance share awards calculated in accordance with FASB ASC Topic 718. The fair value of performance shares is calculated based upon the probable performance under the awards' goals, which was target performance achievement. For more information on the assumptions used in determining the fair value of these awards, see note 12(e) to the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018. Additionally, the closing price per share in year 2017 used to calculate the value of restricted stock awards, as well as the grant date fair value amounts of each individual 2017 stock award is found below in the table "Grants of Plan-Based Awards in 2017."

(4)	Mr. Finn joined the Company effective June 30, 2015 from Legacy HVB upon the effectiveness of the HVB Merger. As such, he was designated a NEO in 2015 for the first time with the Company. In July 2017, he was promoted to Senior Executive Vice President and his base salary adjusted to $425,000.

(5)	Mr. Blose became a named executive officer effective for 2017.

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COMPENSATION DISCUSSION & ANALYSIS

Grants of Plan-Based Awards in 2017

The following table sets forth information with respect to our NEOs concerning the grant of plan-based awards during 2017.

GRANTS OF PLAN-BASED AWARDS
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)(3)	(l)(4)
Jack Kopnisky	—	$400,000	$800,000	$1,200,000	—	—	—	—	$—
	2/14/2017	—	—	—	—	—	—	24,691(5)	599,991
	2/14/2017	—	—	—	14,815	29,630	44,445	—	720,009
Luis Massiani	—	185,156	370,313	555,469	—	—	—	—	—
	2/14/2017	—	—	—	—	—	—	7,716(5)	187,499
	2/14/2017	—	—	—	4,630	9,259	13,898	—	224,994
Rodney Whitwell	—	130,000	260,000	390,000	—	—	—	—	—
	2/14/2017	—	—	—	––	––	—	4,012(5)	97,492
	2/14/2017	—	—	—	3,010	6,019	9,029	—	146,262
Michael E. Finn	—	123,906	247,719	371,719	—	—	—	—	—
	2/14/2017	—	—	—	—	—	—	2,881(5)	70,008
	2/14/2017	—	—	—	2,161	4,321	6,482	—	105,000
James P. Blose	2/14/2017	105,000	210,000	315,000	––	––	––	2,675(5)	65,003
	2/14/2017	––	––	––	2,006	4,012	6,018	––	97,942

(1)	Represents potential annual cash incentive amounts payable pursuant to the STI Plan.

(2)	Represents the number of performance shares that may vest if performance goals are achieved over a three (3)-year period.

(3)	Represents the number of restricted stock awards granted.

(4)	Fair value of awards is computed as follows:
•	Restricted Stock Awards: Fair value is based on the Company's closing stock price on the date of the grant.

(5)	This restricted stock award vests annually in three (3) equal installments beginning on February 14, 2018. The closing price of the Company's common stock on the date of grant was $24.30.

Executive Officer Incentive Plan

Please see the CD&A section titled "Annual Cash Incentive Compensation" for a description of the performance conditions and other material terms of the 2015 Omnibus Plan.

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COMPENSATION DISCUSSION & ANALYSIS

2014 Stock Incentive Plan and 2015 Omnibus Plan

The Company's stockholders approved the 2015 Omnibus Plan on May 28, 2015. The 2015 Omnibus Plan replaced the 2014 SI Plan, and had a total of 2,800,000 shares of common stock, plus 1,654,318 shares (the number of shares remaining available for grant under the 2014 SI Plan) authorized for issuance upon adoption, for a total of 4,454,318 shares. There were 3,101,327 shares available for future grant as of December 31, 2017. The Company's 2014 SI Plan was a stockholder-approved plan that permitted the grant of equity awards to its employees for up to 2,796,220 shares of common stock. The Company no longer makes awards under the 2014 SI Plan. Under both the 2015 Omnibus Plan and the 2014 SI Plan, options have up to a ten (10)-year term and may be either non-qualified stock options or incentive stock options. Each option entitles the holder to purchase one (1) share of common stock at an exercise price equal to the fair market value of the stock on the grant date. Employees who retire under circumstances in accordance with the terms of the 2014 SI Plan may be entitled to accelerate the vesting of individual awards, while under the 2015 Omnibus Plan, all of the terms relating to acceleration of award vesting will be set forth in the applicable award agreement. For a further description of the equity awards issued to our NEOs, please see the CD&A section titled "Equity Compensation/Long-Term Incentives."

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COMPENSATION DISCUSSION & ANALYSIS

Stock Awards and Stock Option Grants Outstanding

The following tables set forth information regarding stock awards and stock options outstanding as of the 2017 year end.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise	Option Expiration	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not
Name (a)	Exercisable (#) (b)	Unexercisable (#) (c)	(#) (d)	Price ($) (e)	Date (f)(1)	(#) (g)(2)	Vested ($) (h)(3)	Vested (#) (i)(4)	Vested ($) (j)(5)
Jack Kopnisky	54,435	—	—	$11.36	10/24/2023	—	—	—	—
	75,000	—	—	11.77	11/1/2023	—	—	—	—
	—	—	—	—	—	12,617(6)	$310,378	—	—
	—	—	—	—	—	180,505	4,440,423(7)	—	—
	—	—	—	—	—	17,828(8)	438,569	50,669	$1,246,457
						24,691(9)	607,399	29,630	728,898
Luis Massiani	25,000	—	—	9.28	12/5/2022	—	—	—	—
	21,169	—	—	11.36	10/24/2023	—	—	—	—
	—	—	—	—	—	60,168	1,480,133(7)	—	—
	—	—	—	—	—	8,093(8)	199,088	14,251	350,575
						7,716	189,814	9,259	227,771
Rodney Whitwell	12,000	—	—	6.86	8/15/2021	—	—	—	—
	12,000	—	—	8.73	3/27/2022	—	—	—	—
	14,500	—	—	9.00	11/20/2022	—	—	—	—
	16,028	—	—	11.36	10/24/2023	—	—	—	—
	—	—	—	—	—	6,862(8)	168,805	10,292	253,183
						4,012	98,695	6,019	148,067
Michael Finn	—	—	—	—	—	4,535(10)	111,561	—	—
	—	—	—	—	—	3,284(8)	80,786	7,389	181,769
	—	—	—	—	—	2,881	70,873	4,321	106,297
James P. Blose	—	—	—	—	—	2,721(10)	66,937	—	—
	—	—	—	—	—	2,464	60,614	6,861	168,781
	—	—	—	—	—	2,675	65,805	4,012	98,695

(1)	Stock options generally expire ten (10) years after the grant date.

(2)	Represents the number of restricted stock awards that were not vested as of the 2017 year end.

(3)	Represents the value of the unvested restricted stock awards based on the Company's closing stock price on December 29, 2017 of $24.60.

(4)	Represents the number of performance shares that may vest if performance goals are achieved over a three (3)-year period. Assumes target performance achievement.

(5)	Represents the value of the unvested performance shares based on the Company's closing stock price on December 29, 2017 of $24.60. For each of our NEOs, the amounts listed include the following:

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COMPENSATION DISCUSSION & ANALYSIS

Amount Includes

Name	Unvested Performance Shares at Target	Performance Period	When Vesting Occurs if Performance Measures are Met
Jack Kopnisky	34,014	2014-2017	After December 31, 2017
	180,505	2015-2018	After December 31, 2018
	50,669	2016-2018	After December 31, 2018
	29,630	2017-2019	After December 31, 2019
Luis Massiani	9,977	2014-2017	After December 31, 2017
	60,168	2015-2018	After December 31, 2018
	14,251	2016-2018	After December 31, 2018
	9,259	2017-2019	After December 31, 2019
Rodney Whitwell	8,730	2014-2017	After December 31, 2017
	10,292	2016-2018	After December 31, 2018
	6,019	2017-2019	After December 31, 2019
Michael Finn	7,389	2016-2018	After December 31, 2018
	4,321	2017-2019	After December 31, 2019
James P. Blose	6,861	2016-2018	After December 31, 2018
	4,012	2017-2019	After December 31, 2019

(6)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on January 27, 2016.

(7)	These awards are special equity-based performance awards granted in connection with each of Messrs. Kopnisky's and Massiani's Amended and Restated Employment Agreements, each executed on December 8, 2015. Each award had three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of total stockholder return ("TSR"). The predetermined performance goals of percentages of total stockholder return for such awards were fully achieved as of November 22, 2016. Specifically, the first goal was met on November 10, 2016 when the Company achieved TSR of 8.44%; the second goal was met on November 16, 2016 when the Company achieved TSR of 12.20%; and the third and final goal was met on November 22, 2016 when the Company achieved TSR of 16.03% (all calculations were based on 30-day trailing average closing share price). Accordingly, the shares related to such award will be settled in shares of restricted stock, which will subsequently vest at the end of the award term on December 31, 2018, assuming the executive satisfies the remaining service requirement.

(8)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 18, 2016.

(9)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 14, 2018.

(10)	This award is a retention award pursuant to Mr. Finn's and Mr. Blose’s Retention Letter Agreement. These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on June 30, 2016.

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COMPENSATION DISCUSSION & ANALYSIS

Options Exercised and Stock Vested

The following table represents the vesting of stock awards for each NEO, on an aggregate basis, during 2017. There were no options exercised by the NEOs during 2017 other than by Mr. Kopnisky, as noted below.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1) (b)	Value Realized on Vesting ($)(2) (c)
Jack Kopnisky	54,100	$852,485	25,493	$620,626
Luis Massiani	—	—	7,372	183,707
Rodney Whitwell	—	—	6,340	157,570
Michael E. Finn	—	—	3,089	146,653
James P. Blose	––	––	3,952	94,161

(1)	The vested shares reflected in this column are only time-vested restricted stock awards that vested during 2017.

(2)	The value of restricted stock awards realized on vesting is based on the Company's closing stock price on the vesting dates.

Non-qualified Deferred Compensation for NEOs

The Company maintains its non-qualified supplemental retirement benefits plan (the "SERP"). The purpose of the SERP is to make up for benefits that would otherwise be payable under the Sterling 401(k) Plan. Such compensation includes amounts over the qualified plan compensation limit. Rather than adding a different measure of value, the SERP restores the value executives lose under the plan due to government limitations (described above). The Compensation Committee determines employees that may participate in the SERP. Currently, the CEO is the sole participant in the SERP.

A participant's supplemental retirement benefit under the SERP is adjusted for deemed earnings at a "default rate," or, if elected by a participant, based on one or more hypothetical investments in investment options consisting of mutual funds in 2017, that are available under the Sterling 401(k) Plan. The investment in mutual funds earned an average rate of return of 25.87% in 2017.

Supplemental benefits under the SERP are generally paid in cash. All obligations arising under the SERP are payable from the general assets of Sterling, although Sterling has established a rabbi trust to help pay benefits under the SERP. The assets of the trust are at all times subject to the claims of Sterling's general creditors. It is Sterling's current policy not to fund the rabbi trust with Company common stock.

The following table sets forth information regarding amounts accrued by the NEOs during 2017 under each defined contribution or other plan that provides for the deferral of compensation on a non-tax qualified basis.

NON-QUALIFIED DEFERRED COMPENSATION
Name (a)	Executive Contributions ($) (b)	Registrant Contributions ($) (c)	Aggregate Earnings ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Period End ($) (f)
Jack Kopnisky	—	—	$9,921	—	$48,273

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COMPENSATION DISCUSSION & ANALYSIS

Employment-Related Agreements and Potential Payments Upon Termination or Change in Control

We have employment agreements with each of our NEOs. The principal terms of those agreements, as of December 31, 2017, are summarized below. As defined in Messrs. Kopnisky, Massiani, Whitwell and Blose's employment agreements, "Cause" means the following: the executive's failure or refusal to substantially perform his or her duties under the agreement, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, breach of the Company's Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that, in the reasonable opinion of the Board, will likely cause substantial financial harm or substantial injury to the reputation of the Company or the Bank, willfully engaging in actions that, in the reasonable opinion of the Board, will likely cause substantial financial harm or substantial injury to the business reputation of the Company or the Bank, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the employment agreement. As defined in Mr. Finn's employment agreement, "Cause" means the executive's conviction of a felony, breach of a fiduciary duty involving personal profit to the executive or intentional failure to perform stated duties reasonably associated with the executive's position; provided, however, an intentional failure to perform stated duties shall not constitute Cause unless and until the Board provides the executive with written notice setting forth the specific duties that, in the Board's view, the executive has failed to perform and the executive is provided a period of thirty (30) days to cure such specific failure(s) to the reasonable satisfaction of the Board.

As defined in Messrs. Kopnisky, Massiani, Whitwell, and Blose's employment agreements, "Good Reason" means the following (without the executive's consent): (i) a material reduction of any element of compensation and benefits required to be provided to the executive in accordance with any of the provisions of Section 3 of the executive's employment agreement; (ii) a material adverse change in the executive's functions, duties or responsibilities with the Company or Bank that would cause the executive's position to become one of materially lesser responsibility, importance or scope; (iii) the Company requiring the executive to be based at any office or location other than as provided in Section 4 of the executive's employment agreement resulting in an increase in the executive's commute of thirty (30) miles or more; or (iv) a material breach of the employment agreement by the Company or the Bank; provided, however, that such breach shall not constitute Good Reason unless the executive provides the Bank with written notice within ninety (90) days after the initial occurrence thereof, the Bank fails to cure the situation within thirty (30) days following notice delivery (or such longer cure period mutually agreed upon), and the executive terminates employment within thirty (30) days after expiration of such cure period if the Bank does not cure. As defined in Mr. Finn's employment agreement through his change in control agreement, "Good Reason" means the following (without the executive's consent): (i) assigning the executive duties that are materially inconsistent with the executive's position (including status, offices, title and reporting requirements), or a material diminution in the executive's position, authority, duties or responsibilities from those which the executive held immediately prior a change in control; (ii) requiring the executive to be based at any office which is more than a thirty (30) mile radius from the office at which the executive was based immediately prior to a change in control; (iii); a material diminution in the executive's annual base salary or awards due to the executive under the incentive plans; or (iv) any other action or inaction that constitutes a material breach by the Bank or the Company of any agreement pursuant to which the executive performs services for the Bank or the Company.

Jack Kopnisky

Employment Agreement Terms

On December 8, 2015, we entered into an amended and restated employment agreement among Mr. Kopnisky, the Company and the Bank to replace his prior employment agreement dated as of June 20, 2011, and amended as of November 26, 2012 and April 3, 2013.

Mr. Kopnisky's employment agreement provides for a term ending on December 31, 2018 (unless in the event of a "change in control" (as defined in the employment agreement)). In the event of a "change in control," the employment agreement will terminate upon the second anniversary date of the change in control, if later than December 31, 2018. Mr. Kopnisky's employment agreement provides for an annual base salary of seven hundred fifty thousand dollars ($750,000), which was increased to eight hundred thousand dollars ($800,000) effective as of January 1, 2016 and remained eight hundred thousand dollars ($800,000) effective as of January 1, 2017 and further possible upward adjustment (his base salary shall not be reduced without Mr. Kopnisky's consent), and a target annual bonus as determined by the Compensation Committee. In addition to an annual salary and bonus, the employment agreement provides that Mr. Kopnisky is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company's retirement, group life, health and disability insurance plans, supplemental life insurance and supplemental long-term disability and any other employee benefit plans.

48

COMPENSATION DISCUSSION & ANALYSIS

Mr. Kopnisky's employment agreement also provided for the grant in 2015 of an equity-based performance award promptly following the effective date of the employment agreement, having an aggregate value equal to three million dollars ($3,000,000) (the "Kopnisky December 2015 Performance Award"). The award had three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of total stockholder return. The performance goals have been achieved during the performance period. Accordingly, the shares related to such award will be settled in shares of restricted stock, which will subsequently vest at the end of the award term on December 31, 2018, assuming Mr. Kopnisky satisfies the service requirement.

In the event that the Company terminates Mr. Kopnisky for Cause, Mr. Kopnisky resigns from employment without Good Reason, or his employment ends due to his death or disability, then the Company shall only owe him for any accrued obligations (i.e., unpaid earned compensation, expense reimbursements and benefit entitlements). Termination of employment will not be deemed to be for Cause unless and until there has been delivered to Mr. Kopnisky a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to Mr. Kopnisky and he is given an opportunity, together with his counsel, to be heard before the Board).

Further, in the event of termination for death or disability, the terms of Mr. Kopnisky's restricted stock awards state that they shall become fully vested; provided, however, that pursuant to the terms of his performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of his termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number of awarded shares that would have been received if his employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment he completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

If the Company terminates Mr. Kopnisky without Cause or Mr. Kopnisky voluntarily resigns for Good Reason, then Mr. Kopnisky will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the product of two (2) times the sum of his annual base salary in effect immediately prior to termination of employment and the amount of his target bonus for the year of termination, and (ii) monthly payments equal to his monthly premiums for post-employment group health plan continuation coverage under the Company's group health plan for a period of eighteen (18) months following termination of employment (the "COBRA Payments").

However, if Mr. Kopnisky is terminated without Cause or resigns for Good Reason on or within twenty-four (24) months following a "change in control," then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the product of three (3) times the sum of his annual base salary in effect immediately prior to termination of employment and the amount of his target bonus for the year of termination, and (ii) the COBRA Payments. Further, upon such termination within twenty-four (24) months after a change in control, all then-outstanding stock options, the Kopnisky December 2015 Performance Award and other equity-based awards shall become fully vested; provided, however, that any stock options and other equity-based awards tied to the achievement of one or more performance goals shall be deemed to be fully achieved at target as of the date of Mr. Kopnisky's termination of employment and such vesting calculated on a pro rata basis. The pro rata amount is determined by dividing the total number of days during the scheduled vesting period during which Mr. Kopnisky was employed relative to the total number of days during the scheduled vesting period. That fraction is then multiplied by the total amount of performance awards for which Mr. Kopnisky would have been eligible.

Under Mr. Kopnisky's employment agreement, payments and benefits payable in connection with a "change in control" of the Company will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Mr. Kopnisky receiving greater compensation and benefits on an after-tax basis.

The employment agreement also provides that, for a period of twelve (12) months following the termination of Mr. Kopnisky's employment for any reason, he will be restricted from competing with the Company and its affiliates and from soliciting the Company's and its affiliates' respective customers or employees. In the event of a change in control, the non-compete provision would not apply. These provisions can be waived with the written consent of the Company. Mr. Kopnisky's entitlement to any severance payments or benefits is subject to his compliance with these non-solicitation and non-competition requirements.

A seventy-five percent (75%) vote of the full Board was required to remove Mr. Kopnisky from the Board or to modify the employment agreement, in each case through October 31, 2017, none of which occurred.

49

COMPENSATION DISCUSSION & ANALYSIS

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Kopnisky, our President and CEO, pursuant to Mr. Kopnisky's employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2017.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination Without Good Reason or Termination With Cause	—	—	—	—
Termination Without Cause or For Good Reason	$3,200,000	—	$39,184	$3,239,184
Disability / Death	—	$7,840,162	—	7,840,162
Retirement(2)	—	—	—	—
Change in Control:
Termination Without Cause or For Good Reason(3)	4,800,000	8,608,868	39,184	13,448,052

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $24.60 per share, which was the closing price of Sterling's common stock on December 29, 2017.

(2)	Mr. Kopnisky is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(3)	Mr. Kopnisky would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

Luis Massiani

Employment Agreement Terms

Also on December 8, 2015, we entered into an amended and restated employment agreement among Mr. Massiani, the Company and the Bank to replace his prior employment agreement, dated as of November 1, 2013.

Mr. Massiani's employment agreement provides for a term ending on December 31, 2018 (unless in the event of a "change in control" (as defined in the employment agreement)). In the event of a "change in control," the employment agreement will terminate upon the second anniversary date of the change in control, if later than December 31, 2018. Mr. Massiani's employment agreement provides for an annual base salary of four hundred thousand dollars ($400,000), which was increased pursuant to the terms of the agreement to four hundred fifty thousand dollars ($450,000) effective as of January 1, 2016 and increased to five hundred thousand dollars ($500,000) effective as of January 1, 2017 and further possible upward adjustment (his base salary shall not be reduced without Mr. Massiani's consent), and a target annual bonus as determined by the Compensation Committee of the Board. In addition to an annual salary and bonus, the employment agreement provides that Mr. Massiani is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company's retirement, group life, health and disability insurance plans and supplemental long-term disability and any other employee benefit plans.

Mr. Massiani's employment agreement also provided for the grant in 2015 of an equity-based performance award promptly following the effective date of the employment agreement, having an aggregate value equal to one million dollars ($1,000,000) (the "Massiani December 2015 Performance Award"). The award had three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of total stockholder return. The performance goals have been achieved during the performance period. Accordingly, the shares related to such award will be settled in shares of restricted stock, which will subsequently vest at the end of the award term on December 31, 2018, assuming Mr. Massiani satisfies the service requirement.

50

COMPENSATION DISCUSSION & ANALYSIS

In the event that the Company terminates Mr. Massiani for Cause, Mr. Massiani resigns from employment without Good Reason, Mr. Massiani resigns with Good Reason, or his employment ends due to his death or disability, then the Company shall only owe him for any accrued obligations (i.e., unpaid earned compensation, expense reimbursements and benefit entitlements). Termination of employment will not be deemed to be for Cause unless and until there has been delivered to Mr. Massiani a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to Mr. Massiani and he is given an opportunity, together with his counsel, to be heard before the Board).

Further, in the event of termination for death or disability, the terms of Mr. Massiani's restricted stock awards state that they shall become fully vested.

If the Company terminates Mr. Massiani's employment without Cause, then Mr. Massiani will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the sum of his annual base salary in effect immediately prior to his termination of employment and the amount of his target bonus for the year of termination, and (ii) COBRA Payments.

If the Company terminates Mr. Massiani without Cause or he resigns for Good Reason on or within twenty-four (24) months following a "change in control," then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash amount equal two (2) times the sum of his annual base salary in effect immediately prior to his termination of employment and the amount of his target bonus for the year of termination, and (ii) the COBRA Payments. Further the Massiani December 2015 Performance Award shall become fully vested. Pursuant to the terms of Mr. Massiani's other performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of his termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number of awarded shares that would have been received if his employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment he completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

Under the employment agreement, payments and benefits payable in connection with a "change in control" of the Company will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Mr. Massiani receiving greater compensation and benefits on an after-tax basis.

Mr. Massiani's employment agreement also provides that, for a period of twelve (12) months following the termination of his employment for any reason, he will be restricted from competing with the Company and its affiliates and, for a period of eighteen (18) months following the termination of his employment for any reason, he will be restricted from soliciting the Company's and its affiliates' respective customers or employees.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Massiani, our Senior Executive Vice President & Chief Financial Officer, pursuant to Mr. Massiani's employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2017.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	—	—	—	—
Termination Without Cause	$875,000	—	$45,196	$920,196
Disability / Death	—	$2,462,724	—	2,462,724

51

COMPENSATION DISCUSSION & ANALYSIS

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Retirement(2)	—	—	—	—
Change in Control:
Termination Without Cause or For Good Reason(3)	1,740,626	2,692,814	$45,196	$4,478,636

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $24.60 per share, which was the closing price of Sterling's common stock on December 29, 2017.

(2)	Mr. Massiani is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(3)	Mr. Massiani would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

James P. Blose and Rodney Whitwell

Employment Agreement Terms

On October 31, 2016, we entered into new employment agreements with both Messrs. Whitwell and Blose, each with a term ending on December 31, 2018 (or, if a change in control occurs prior thereto, the second anniversary of the date of the change in control, if later), to replace Mr. Whitwell's previous employment agreement and Mr. Blose's previous Retention Letter Agreement, dated as of November 1, 2013 and January 14, 2015, respectively. Mr. Whitwell's agreement provided for an annual base salary of $375,000 to be increased to $400,000 effective as of January 1, 2017, and Mr. Blose's agreement provides for an annual base salary of $350,000, in both cases subject to annual review and possible upward adjustment (such base salary shall not be reduced without the executive's consent). The executives' agreements also provide for a target annual bonus as determined by the Compensation Committee based upon periodic reviews. Further, each executive is eligible to participate in any equity and/or other long-term compensation programs established by the Company for senior officers (on a no less favorable basis than target equity award opportunities generally available to similarly situated senior officers) all of the Company's retirement, group life, health and disability insurance plans and any other employee benefit plans, including four (4) weeks of vacation each year.

Pursuant to each of the employment agreements for Messrs. Whitwell and Blose, in the event that the Company terminates the executive for Cause, the executive resigns from employment without Good Reason, or his employment ends due to his death or disability, then the Company shall only owe the executive for any accrued obligations (i.e., unpaid earned compensation, expense reimbursements and benefit entitlements). Termination of employment will not be deemed to be for Cause unless and until there has been delivered to the executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the members of the Board at a meeting called and held for such purposes (after reasonable notice is provided to the executive and he is given an opportunity, together with his counsel, to be heard before the Board).

If, however, the Company terminates Messrs. Whitwell or Blose without Cause, then pursuant to their employment agreements, the Company shall pay the executive for any accrued obligations and, subject to the executive's execution and delivery of an unrevoked release of claims, (i) a lump sum cash payment in an amount equal to one (1) year of his base salary (in the amount in effect immediately prior to termination of employment) and the amount of his target bonus for the year of termination, and (ii) COBRA Payments.

If such termination of either Messrs. Whitwell or Blose occurs without Cause or he resigns for Good Reason upon or within twenty-four (24) months of a "change in control" (as defined in the employment agreements), then the executive will, subject to his execution, delivery, and non-revocation of a release of claims (and subject to a potential reduction pursuant to the "golden parachute" excise tax pursuant to Section 4999 of the Code and Code Section 280G (with the applicable federal rate in effect on the date of the employment agreements used to determine present value) provisions of the employment agreement that provide for reduction if such reduction results in a greater payment to the executive) be entitled to (i) a lump sum cash payment in an amount equal to two (2) times the sum of the executive's annual base salary in effect immediately prior to termination of employment, and the amount of his target bonus for the year of termination and (ii) the COBRA Payments.

52

COMPENSATION DISCUSSION & ANALYSIS

Further, pursuant to Messrs. Whitwell and Blose's award agreements, upon a change in control (as defined in the award agreements), all unvested awards of restricted stock, performance-based stock and options not forfeited will fully vest if upon or within twenty-four (24) months after a change in control he is terminated without Cause or terminates for Good Reason. If the executive resigns from employment with Good Reason, then the Company shall pay him for any accrued obligations and, if such resignation occurs upon or within twenty-four (24) months after a change in control, then he shall be entitled to the same change in control payments as described above.

As a part of their employment agreements, each of Messrs. Whitwell and Blose agrees to an eighteen (18) month non-solicitation period post-employment, during which he will not attempt to hire any Company or Bank employee, or solicit any Company or Bank customer. Each executive also agrees to a twelve (12) month non-competition period post-employment, in which he shall not compete with the Company and the Bank.

All amounts and benefits under the employment agreements shall be paid in a manner or form that complies with Section 409A or an exception thereunder.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Blose, our Executive Vice President and General Counsel, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2017.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	—	—	—	—
Termination Without Cause	$560,000	—	$52,487	$612,487
Disability / Death	—	$356,745	—	356,745
Retirement	—		—
Change in Control:
Termination Without Cause or For Good Reason(2)	1,120,000	460,832	52,487	1,633,319

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $24.60 per share, which was the closing price of Sterling's common stock on December 29, 2017.

(2)	Mr. Blose would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

The following table presents the benefits that would be received by Mr. Whitwell, our Senior Executive Vice President and Chief Administrative Officer, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2017.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	—	—	—	—
Termination Without Cause	$600,000	—	$52,487	$652,487
Disability / Death	—	$698,926	—	698,926
Retirement(2)	—	—	—	—

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COMPENSATION DISCUSSION & ANALYSIS

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Change in Control:
Termination Without Cause or For Good Reason(3)	784,585(4)	845,059	52,487	1,682,131

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $24.60 per share, which was the closing price of Sterling's common stock on December 29, 2017.

(2)	Mr. Whitwell is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(3)	Mr. Whitwell would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

(4)	Reflects a reduction to avoid the application of the "golden parachute" excise tax pursuant to Section 4999 of the Internal Revenue Code.

Michael E. Finn

Employment Agreement Terms

On November 10, 2016, we entered into an employment agreement with Mr. Finn, with a term commencing on July 1, 2017 and ending on December 31, 2018 (or, if a change in control occurs prior thereto, the second anniversary of the date of the change in control, if later). Mr. Finn's employment agreement replaced his prior employment retention letter agreement and Change in Control Agreement that were in effect for two years following the HVB Merger. Mr. Finn's agreement provides for an annual base salary of $350,000, subject to annual review and possible upward adjustment (such base salary shall not be reduced without the executive's consent). The executive's agreement also provides for a target annual bonus as determined by the Compensation Committee. Further, Mr. Finn is eligible to participate in any equity and/or other long-term compensation programs established by the Company for senior officers and all of the Company's retirement, group life, health and disability insurance plans and any other employee benefit plans, including four (4) weeks of vacation each year.

Pursuant to the employment agreement for Mr. Finn, in the event that the Company terminates the executive for Cause, he resigns from employment without Good Reason, or his employment ends due to his death or disability, then the Company shall only owe him for any accrued obligations (i.e., unpaid earned compensation, expense reimbursements and benefit entitlements). Termination of employment will not be deemed to be for Cause unless and until there has been delivered to Mr. Finn a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the members of the Board at a meeting called and held for such purposes (after reasonable notice is provided to him and he is given an opportunity, together with his counsel, to be heard before the Board).

If, however, the Company terminates Mr. Finn without Cause, then pursuant to his employment agreement, the Company shall pay the executive for any accrued obligations and, subject to his execution and delivery of an unrevoked release of claims, (i) a lump sum cash payment in an amount equal to one (1) year of his base salary (in the amount in effect immediately prior to termination of employment) and the amount of his target bonus for the year of termination, and (ii) COBRA Payments.

If such termination of either Mr. Finn occurs without Cause or he resigns for Good Reason upon or within twenty-four (24) months of a "change in control" (as defined in the employment agreement), then he will, subject to his execution, delivery, and non-revocation of a release of claims (and subject to a potential reduction pursuant to the "golden parachute," Code Section 280G, provisions of the employment agreement that provide for reduction if such reduction results in a greater payment to the executive), be entitled to (i) a lump sum cash payment in an amount equal to two (2) times the sum of the executive's annual base salary in effect immediately prior to termination of employment, and the amount of his target bonus for the year of termination and (ii) the COBRA Payments.

Further, pursuant to Mr. Finn's award agreements, upon a change in control (as defined in the award agreements), all unvested awards of restricted stock, performance-based stock and options not forfeited will fully vest if upon or within twenty-four (24) months after a change in control he is terminated without Cause or terminates for Good Reason. If an executive resigns from employment with Good Reason, then the Company shall pay him for any accrued obligations and, if such resignation occurs upon or within twenty-four (24) months after a change in control, then he shall be entitled to the same change in control payments as described above.

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COMPENSATION DISCUSSION & ANALYSIS

As a part of his employment agreement, Mr. Finn agrees to an eighteen (18) month non-solicitation period post-employment, during which he will not attempt to hire any Company or Bank employee, or solicit any Company or Bank customer. Mr. Finn also agrees to a twelve (12) month non-competition period post-employment, in which he shall not compete with the Company and the Bank.

All amounts and benefits under the employment agreements shall be paid in a manner or form that complies with Section 409A or an exception thereunder.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Finn, our Senior Executive Vice President and Chief Risk Officer, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2017.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	—	—	—	—
Termination Without Cause	$701,250	—	$156	$701,406
Disability / Death	—	$439,185	—	439,185
Retirement(2)	—	—	—	—
Change in Control:
Termination Without Cause or For Good Reason(3)	1,345,626	551,286	156	1,897,068

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $24.60 per share, which was the closing price of Sterling's common stock on December 29, 2017.

(2)	Mr. Finn would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

(3)	Mr. Finn is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

CEO Pay Ratio

Our CEO to median colleague pay ratio is calculated in accordance with what the SEC requires pursuant to Item 402(u) of Regulation S-K. We identified the median colleague by examining the 2017 total cash (defined as base salary, cash incentives, commission) compensation for all individuals, excluding our CEO, employed by us during 2017. The median employee was chosen as of December 31, 2017. When choosing the median employee, all part-time and full-time colleagues included on payroll at any point during 2017 were included. Earnings for colleagues hired or terminated during 2017 were not annualized and no full-time equivalent adjustments were made for part-time colleagues.

55:1 CEO Pay Ratio

As permitted by the SEC rules requiring disclosure of our CEO pay ratio, we have excluded from our calculation the employees of Astoria, which we acquired effective October 2, 2017. We estimate that there were approximately 1,098 employees as of December 31, 2017 who became our colleagues as part of the merger. We have no colleagues outside the U.S., so no adjustments were made to the colleague population on that basis.

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COMPENSATION DISCUSSION & ANALYSIS

After identifying the median colleague based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2017 Summary Compensation Table. The total compensation of our median colleague was $61,200. Please note that the SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio.  Our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures.  Factors such as these may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our sector.

Director Compensation

On October 2, 2017, the Company consummated the Astoria Merger. As previously reported, effective at the closing of the transaction, Sterling appointed four (4) directors from the Board of Directors of Legacy Astoria to join the Board. The Directors include Robert Giambrone, Patricia Nazemetz, Ralph Palleschi and Monte Redman.

General. The following discussion outlines the compensation that was earned by non-employee Directors during 2017. Directors who are employed by us do not receive additional compensation for their service on the Board.

The Company uses a combination of cash and stock to attract and retain qualified candidates to serve on the Board. Equity compensation provides the opportunity for directors to earn more based on the Company's total stockholder return and to align directors' interests with those of the Company's stockholders. The Nominating and Corporate Governance Committee reviews director compensation and benefits annually and makes recommendations to the Board. See the "2017 Director Compensation" table below.

2017 Board Compensation. For 2017, directors of the Company received an annual retainer fee of $30,000. Directors also received a fee of $1,500 per Board meeting attended and $1,000 per committee meeting attended. The chairman of each committee received an additional $7,500 per year (with the exception of the Audit Committee Chairman who received $15,000 per year, and the Compensation Committee Chairman who received $10,000). Directors who are also employees of the Company are not eligible to receive any fees for their service as a director.

Meridian performed an evaluation of the Company's director compensation compared to peer data in October 2017. Based on such evaluation, the Company's director compensation was found to be below market. Accordingly, the Nominating and Corporate Governance Committee recommended certain increases to the Board based on the Meridian evaluation, and the Board approved such increases effective January 2018.

Stock Awards and Stock Option Grants. For service rendered during 2017, each non-employee director of the Company was granted a restricted stock award valued at $35,000, on December 29, 2017 (Mr. Deutsch opted instead to receive a $35,000 cash payment payable to Patriot, of which he is a Managing Partner).

Sterling National Bank Deferred Director Fee Plan. Effective January 1, 2016, the Company amended, restated and renamed the 2005 Deferred Director Fee Plan to the Sterling National Bank Deferred Director Fee Plan (the "Deferred Fee Plan"). Pursuant to the Deferred Fee Plan, non-employee directors may elect to defer all or a portion of their Board fees earned during a calendar year. Directors Cahill, Ferrer, Kahn and Lazar participated in the Deferred Fee Plan in 2017. Each director may express to the committee appointed to administer the Deferred Fee Plan a preference as to how the director's deferral account should be hypothetically invested among the investment options designated by the committee (which may include the Company's common stock).

Under the terms of the Deferred Fee Plan, deferred amounts are credited to a bookkeeping account established in the name of each director. Deferral accounts are generally paid to a Director in quarterly installments over five (5) years (unless the director elects, in compliance with Internal Revenue Code Section 409A, payment in a lump sum or payment in installments over a different number of years) commencing as of the earliest of (a) the date elected by the director, (b) the director's attaining age 75, or (c) the director's separation from service. In the event of the director's death, the director's deferral account is paid to the director's designated beneficiary in the same form as it would otherwise have been paid to the director, commencing in the first calendar quarter after death. In the event of a change in control of the Company or the Bank, directors' deferral accounts are required to be paid to directors in the form of a lump sum payment within 60 days after the change in control. A director may request an early distribution from the director's deferral account on the account of hardship within the meaning of Internal Revenue Code Section 409A. Distributions are made in cash, except that to the extent that a director's deferral account is hypothetically invested in shares of Company common stock, in which case the distribution is made in the form of Company common stock (subject to the director being eligible to elect distribution in cash after a change in control).

56

COMPENSATION DISCUSSION & ANALYSIS

All obligations arising under the deferred compensation agreements are payable from the Company's general assets; however, the Company may establish a rabbi trust to help ensure that sufficient assets will be available to pay the benefits under the deferred compensation agreements.

Directors Emeritus. On May 23, 2017, the Company amended and restated its Bylaws to provide the Board with the ability to appoint directors emeritus. Accordingly, Messrs. Cappelli and Helmer, two former members of the Company's Board who served with distinction and excellence and provide unique perspective and historical guidance as former presidents of legacy companies comprising our current Company, have been appointed as directors emeritus. Such directors emeritus serve one-year terms, subject to renewal, and are paid the Board annual retainer fee of $30,000. Such directors emeritus do not have a vote in Board decisions and may not serve as committee members.

Consulting, Services and Covenant Agreements

James J. Landy Consulting Agreement

In connection with the HVB Merger, on June 30, 2015, the Company entered into a consulting agreement with Mr. Landy, pursuant to which Mr. Landy provided general advisory services, as directed by the President and CEO, for a two (2)-year period following the completion of the HVB Merger, which ended on June 30, 2017. Mr. Landy was available to provide such services for up to thirty (30) hours per month. The consulting agreement provided for a payment by the Bank of $900,054 to Mr. Landy in full satisfaction of the Company's, Legacy HVB's, and their respective affiliates' obligations under Mr. Landy's then existing consulting agreement with Legacy HVB, and the payment of an annual consulting fee of $200,000 in equal monthly installments.

As a part of the consulting agreement, Mr. Landy agreed to certain restrictive covenants, including as relates to (i) maintaining the confidentiality of certain materials, (ii) the non-solicitation of any Company employee, client, customer or prospective client or customer of the Company, for the duration of the term of the agreement and one (1) year thereafter, and (iii) non-competition with the Company, also for the duration of the term of the agreement and one (1) year thereafter.

The consulting agreement could be terminated early by either party, at any time and for any reason, by providing the other party with thirty (30) days' advance written notice, except that if the Company terminates the consulting agreement for cause, such termination shall be effective immediately. Upon termination of the consulting agreement for any reason, the Company was to pay Mr. Landy any earned but unpaid consulting fees for services rendered prior to such termination and reimburse Mr. Landy for any business expenses incurred prior to such termination and for which he would be entitled to reimbursement pursuant to the consulting agreement.

In addition, upon a termination of the consulting agreement by the Company without cause, Mr. Landy was entitled to a lump sum cash payment equal to the sum of the unpaid consulting fees for the period from the date of termination through the expiration of the then-current consulting period.

The following table sets forth compensation information with respect to our non-employee directors during 2017.

57

COMPENSATION DISCUSSION & ANALYSIS

2017 DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (d)	All Other Compensation ($) (e)	Total ($) (f)
Robert Abrams(2)	$17,500		$14,583	$––	$––	$ 32,083
John P. Cahill	58,750	(3)	34,983	––	––	93,733
Louis J. Cappelli – Director Emeritus(2)(4)	43,333		14,583	––	30,000(5)	87,916
James F. Deutsch	60,500		—	––	35,000(6)	95,500
Navy E. Djonovic	53,000		34,983	––	––	87,983
Fernando Ferrer	57,125	(3)	34,983	––	––	92,108
Robert Giambrone(7)	14,624	(8)	8,750	––		23,374
William F. Helmer – Director Emeritus(2)	35,750		14,583	––	30,000(5)	80,333
Thomas G. Kahn	45,250		34,983	––	––	80,233
James. J. Landy	59,000		34,983	––	100,000(9)	193,983
Robert W. Lazar	60,250	(10)	34,983	––	––	95,233
John C. Millman(2)	23,000		14,583	––	––	37,583
Patricia M. Nazemetz(7)	11,500		8,750	––	––	20,250
Richard O'Toole	63,750		34,983	––	––	98,733
Ralph F. Palleschi(7)	13,750		8,750	––(10)	––	22,500
Monte Redman(7)	11,500		8,750	––	––	20,250
Burt Steinberg	75,250		34,983	––	––	110,233
Craig S. Thompson(2)	23,000		14,583	––	––	37,583
William E. Whiston	51,000		34,983	––	––	85,983

(1)	Represents the value of restricted stock awards based on the Company's closing stock price on December 29, 2017 of $24.60.

(2)	Directors Abrams, Cappelli, Helmer, Millman and Thompson retired from Board service effective at the Company's annual stockholders meeting held on May 23, 2017, so their compensation reflects only a partial year of service.

(3)	Amount includes the contribution to the Deferred Fee Plan pursuant to the terms of such plan.

(4)	Total compensation for Mr. Cappelli for his service as the Chairman of the Board during 2017 upon expiration of the Services and Covenant Agreement in October 2016. Compensation paid to Mr. Cappelli from November 1, 2016 to April 30, 2017 was $65,000.

(5)	Effective May 2017, Directors Cappelli and Helmer transitioned to Directors Emeritus, pursuant to which they receive the annual board fee of $30,000. As a result, their compensation from May to December 2017 reflects such new position.

(6)	In lieu of receiving a restricted stock award valued at $35,000, Patriot (of which Mr. Deutsch is a Managing Partner) received a $35,000 cash payment.

(7)	Directors Giambrone, Nazemetz, Palleschi, and Redman joined the Company's Board from Astoria, effective upon the completion of the Astoria Merger on October 2, 2017, so their compensation reflects only a partial year of service.

(8)	Amount includes fees paid to Mr. Giambrone for travel expenses.

(9)	Amount includes fees paid to Mr. Landy during 2017 under his consulting agreement.

(10)	Amount includes the aggregate grant date fair value of the grant of phantom stock, exercisable upon settlement, pursuant to the terms of the Company's Directors Deferred Compensation Plan.

(11)	Represents the sum of the actuarial change in pension value under the Astoria Financial Corporation Director's Retirement Plan, which was frozen in April 2012. The only director entitled to receive benefits pursuant to the plan is Mr. Palleschi. The change in pension value for 2017 is disclosed to be $0.00 as the change in the actuarial value of his benefits as of December 31, 2017 was $(39,634).

Director Outstanding Equity Awards and Options

The following table sets forth information concerning phantom stock exercisable for Company common stock for each non-employee Director outstanding at December 31, 2017, whether granted in 2017 or earlier. There were no unexercised options or unvested restricted stock units held by any non-employee Director outstanding at December 31, 2017, whether granted in 2017 or earlier.

58

COMPENSATION DISCUSSION & ANALYSIS

Stock Awards
Name (a)	Number of Shares of Phantom Stock that have not been exercised (#) (b)
John P. Cahill	1,327(1)
Louis J. Cappelli – Director Emeritus	—
James F. Deutsch	—
Navy E. Djonovic	—
Fernando Ferrer	—
Robert Giambrone	––
William Helmer – Director Emeritus
Thomas G. Kahn	—
James. J. Landy	—
Robert W. Lazar	1,904(1)
Patricia M. Nazemetz	––
Richard O'Toole	—
Ralph F. Palleschi	––
Monte Redman	––
Burt Steinberg	—
William E. Whiston	—

(1)	Grant of phantom stock exercisable immediately upon settlement, pursuant to the terms of the Company's Directors Deferred Compensation Plan.

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations, including Regulation O. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore generally prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or Director over any other employee.

Consistent with the Company's Code of Ethics, proposed transactions with related persons must be disclosed to the Company. The Board must approve such transactions with directors or executive officers to the extent required under the Code of Ethics. The Director or executive officer is required to disclose all non-privileged information the person has, and thereafter may not partake in any decision-making process. The Board evaluates the transaction, and may approve, reject, or set other conditions in its discretion. To qualify for approval, a transaction must be on the same terms, conditions, and collateral as would be reasonable if entered into with an unrelated third party. In the case of a proposed transaction with or related to a director, the Board will also consider the effect, if any, the transaction would have on the independence of the director.

A number of our directors and officers and certain business organizations associated with them have been customers of our banking and other subsidiaries. During the year ended December 31, 2017, all extensions of credit to these persons, which were made only by the Bank, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features. We have adopted written policies to implement the requirements of Regulation O of the Federal Reserve Board. Regulation O is made applicable to the bank by provisions of the Home Owners' Loan Act and the regulations of the Office of Comptroller of the Currency. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by the Board of the Bank.

59

COMPENSATION DISCUSSION & ANALYSIS

There have not been any transactions during the last year to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock had or will have a direct or indirect material interest other than equity and other compensation, termination, change-in-control and other arrangements, which are described in the sections captioned "Executive Compensation —Potential Payments Upon Termination or Change in Control" and "Director Compensation."

For identification of each Director determined to be independent, see "Proposal I – Election of Directors – Director Independence."

Stockholder Proposals

Under applicable SEC rules, any stockholder who intends to present a proposal at the 2019 Annual Meeting and who wishes to have the proposal included in our proxy statement for that meeting must deliver the proposal to us at our executive offices, 400 Rella Boulevard, Montebello, New York 10901, or such other address indicated in the Company's filings, and such proposal must be received by the Company within one hundred twenty (120) calendar days before the date the Company distributed its proxy statement to stockholders for the previous year's meeting. The Company distributed its 2018 proxy statement to stockholders on April 23, 2018, thereby requiring that any stockholder proposal be received by the Company by December 24, 2018 for next year's proxy statement. All stockholder proposals must comply with all applicable rules and regulations adopted by the SEC.

Advance Notice of Business to be Conducted at an Annual Meeting

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board, to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must deliver written notice to the Corporate Secretary of Sterling not less than ninety (90) days prior to the anniversary date of our proxy materials for the preceding year's Annual Meeting; provided, however, that if the date of the Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's Annual Meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made. The notice must include, among other information, the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder and the beneficial owner, if any, in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Advance written notice for certain business, or nominations to the Board, to be brought before the next Annual Meeting must be given to us by January 23, 2019. If notice is received after January 23, 2019 it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

This Proxy Statement and accompanying notice of meeting provide notice that the stockholders will be asked to vote on the election of the Company's director nominees, the Say-on-Pay proposal, and the ratification of the appointment of Crowe Horwath as the Company's independent registered public accounting firm for the year ending December 31, 2018. In accordance with the Company's Bylaws, no persons other than the Company's nominees may be nominated for director election or elected at the Annual Meeting and no business may be transacted at the meeting except as set forth above and such other matters as may be brought before the meeting by or at the direction of the Board or an authorized committee of the Board. If any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.

60

OTHER MATTER/HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS/MISCELLANEOUS

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

Sterling intends to deliver only one Annual Report and Proxy Statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

Investor Relations

Sterling Bancorp

400 Rella Boulevard

Montebello, New York 10901

Phone: 845.369.8040

Fax: 845.369.8066

Registered stockholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Sterling. Sterling will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, Directors, officers and regular employees of Sterling may solicit proxies personally or by telephone without additional compensation.

A COPY OF STERLING'S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2017 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 400 RELLA BOULEVARD, MONTEBELLO, NEW YORK, 10901 OR BY CALLING 845.369.8040.

BY ORDER OF THE BOARD OF DIRECTORS

June Ann Byrnes Corporate Secretary Montebello, New York April 23, 2018

61

ANNEX A

ANNEX A

GAAP Reconciliation

As previously described, for the purposes of certifying the Company's performance under the Company's compensation plans, the Compensation Committee at times makes adjustments to the Company's GAAP results to ensure that the participants are compensated for the Company's adjusted financial performance. These adjustments include gains or losses on sales of investment securities, merger-related and restructuring charges related to material mergers and/or acquisitions of businesses or loan portfolios and similar isolated or specific Board identified and approved performance items. These adjustments are made so that participants are compensated for the Company's organic performance and are neither penalized nor rewarded for one-time charges, unusual gains, or similar non-recurring events.

The adjustments for 2017 impact the STI Plan's performance metrics of EPS and ROATA. The Company derives each of these non-GAAP performance metrics from its Adjusted Net Income available to common stockholders, which, as described below, is a non-GAAP financial measure, and accordingly, each of these adjusted financial measures is determined by methods other than in accordance with GAAP. See the below reconciliation of the Company's non-GAAP financial measures within the meaning of Regulation G adopted by the SEC. Using Adjusted Net Income available to common stockholders resulted in EPS of $1.40 and ROATA of 1.27%. Accordingly, after accounting for the Compensation Committee's discretionary assessment of the 2017 strategic plan, the Compensation Committee scored the Corporate Component at 144% of target.

2017 Adjusted Net Income for Annual Incentive Award
Adjusted Net Income ($ in thousands)
2017 GAAP net income available to common stockholders as reported:	$93,031
Adjustments:
Net (loss) on sale of securities	(344)
Merger-related expense	39,232
Charge for asset write-downs, banking systems conversion, retention and severance	105,110
Amortization of non-compete agreements	1,411
Total adjustments:	146,097
Income tax (benefit)	(17,089)
Total adjustments net of taxes / Compensation Committee approved adjustments	129,008
Adjusted net income available to common stockholders	$222,039

2017 Annual Incentive Award Performance Metrics

Performance Metric	GAAP Performance Metric	Performance Metric Calculated Using Adjusted Net Income
EPS(1)	$0.58	$1.40
ROATA(2)	0.52%	1.27%

(1)	Represents earnings per share calculated using weighted average diluted common shares.

(2)	Represents the return on average tangible assets calculated using daily average total assets.

A-1

ANNEX B

ANNEX B

CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

Sterling Bancorp, a corporation organized and existing under and by virtue of the state of Delaware (the "Corporation"), does hereby certify:

First: That the Board of Directors of the Corporation, at a meeting duly convened and held, adopted the following resolution proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation:

"NOW, THEREFORE BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation, subject to stockholder approval, Paragraph D of Article Sixth of the Amended and Restated Certificate of Incorporation is hereby amended in its entirety and replaced with the following:

SIXTH:

D.      Subject to the rights of the holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least 50 percent of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation ("Article FOURTH")), voting together as a single class.

Second: That thereafter, pursuant to a resolution of its Board of Directors, at the annual meeting of the stockholders of said corporation duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware a supermajority of 80% of the outstanding shares of common stock, as required by Article Twelfth of the Articles of Incorporation, was voted in favor of the amendment.

Third: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Sterling Bancorp has caused this certificate to be signed by Jack L. Kopnisky, President and Chief Executive Officer of the Corporation, this __ day of _______, 2018.

By: Jack L. Kopnisky
Title: President and Chief Executive Officer

B-1

STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 21, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STL2018 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 21, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E46066-P06438 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STERLING BANCORP For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Election of (14) Director Nominees for a one (1) year term • • • until their successors are elected and qualified: Nominees: 01) John P. Cahill 08) Robert W. Lazar 02) James F. Deutsch 09) Maureen Mitchell 03) Navy E. Djonovic 10) Patricia M. Nazemetz 04) Fernando Ferrer 11) Richard O’Toole 05) Robert Giambrone 12) Ralph F. Palleschi 06) Jack Kopnisky 13) Burt Steinberg 07) James J. Landy 14) William E. Whiston The Board of Directors recommends you vote FOR the For Against Abstain For Against Abstain following proposals: 2. Approval of an amendment to the Company’s Amended 4. Ratification of the appointment of Crowe Horwath LLP and Restated Certificate of Incorporation to eliminate the as the independent registered public accounting firm for provisions requiring cause and a supermajority vote to the fiscal year ending December 31, 2018; and remove Directors; 5. The transaction of such other business as may properly 3. Approval, by non-binding vote, of the compensation of come before the Annual Meeting or any adjournment the Named Executive Officers (Say-on-Pay); or postponement thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E46067-P06438 STERLING BANCORP Annual Meeting of Stockholders May 22, 2018 11:00 AM This proxy is solicited by the Board of Directors The Stockholder hereby appoints each of Richard O’Toole and Jack L. Kopnisky, acting as the official proxy committee, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Sterling Bancorp (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at www.virtualshareholdermeeting.com/STL2018, on May 22, 2018, at 11:00 a.m. Eastern Time, and at any adjournment thereof, and to act with respect to all votes that the undersigned would be entitled to cast if then personally present. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on May 18, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on May 18, 2018. Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E46068-P06438 KEEP THIS PORTION FOR YOUR RECORDS THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STERLING BANCORP For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Election of (14) Director Nominees for a one (1) year term until their successors are elected and qualified: Nominees: 01) John P. Cahill 08) Robert W. Lazar 02) James F. Deutsch 09) Maureen Mitchell 03) Navy E. Djonovic 10) Patricia M. Nazemetz 04) Fernando Ferrer 11) Richard O’Toole 05) Robert Giambrone 12) Ralph F. Palleschi 06) Jack Kopnisky 13) Burt Steinberg 07) James J. Landy 14) William E. Whiston The Board of Directors recommends you vote FOR the For Against Abstain For Against Abstain following proposals: 2. Approval of an amendment to the Company’s Amended 4. Ratification of the appointment of Crowe Horwath LLP and Restated Certificate of Incorporation to eliminate the as the independent registered public accounting firm for provisions requiring cause and a supermajority vote to the fiscal year ending December 31, 2018; and remove Directors; 5. The transaction of such other business as may properly 3. Approval, by non-binding vote, of the compensation of come before the Annual Meeting or any adjournment the Named Executive Officers (Say-on-Pay); or postponement thereof. PURSUANT TO THE TERMS OF THE STERLING NATIONAL BANK 401(k) AND PROFIT SHARING PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN. Please sign exactly as your name(s) appear(s) hereon. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E46069-P06438 STERLING BANCORP Annual Meeting of Stockholders May 22, 2018 11:00 AM This proxy is a voting instruction card solicited by the Board of Directors The undersigned hereby directs the Trustee of the Sterling National Bank 401(k) and Profit Sharing Plan (“401(k) Plan”) to vote all shares of common stock of Sterling Bancorp credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2018, at 11:00 a.m. Eastern Time, and at any and all adjournments thereof as set forth on the reverse side hereof. Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the 401(k) Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares) on each proposal specified on this voting instruction card in the same proportion as shares for which it has received timely voting instructions. Voting instructions for shares allocated to your 401(k) Plan account must be received by 5:00 p.m. Eastern Time on May 18, 2018. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET. Continued and to be signed on reverse side

STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on May 18, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on May 18, 2018. Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E46070-P06438 KEEP THIS PORTION FOR YOUR RECORDS THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STERLING BANCORP For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Election of (14) Director Nominees for a one (1) year term until their successors are elected and qualified: Nominees: 01) John P. Cahill 08) Robert W. Lazar 02) James F. Deutsch 09) Maureen Mitchell 03) Navy E. Djonovic 10) Patricia M. Nazemetz 04) Fernando Ferrer 11) Richard O’Toole 05) Robert Giambrone 12) Ralph F. Palleschi 06) Jack Kopnisky 13) Burt Steinberg 07) James J. Landy 14) William E. Whiston The Board of Directors recommends you vote FOR the For Against Abstain For Against Abstain following proposals: 2. Approval of an amendment to the Company’s Amended 4. Ratification of the appointment of Crowe Horwath LLP and Restated Certificate of Incorporation to eliminate the as the independent registered public accounting firm for provisions requiring cause and a supermajority vote to the fiscal year ending December 31, 2018; and remove Directors; 5. The transaction of such other business as may properly 3. Approval, by non-binding vote, of the compensation of come before the Annual Meeting or any adjournment the Named Executive Officers (Say-on-Pay); or postponement thereof. PURSUANT TO THE TERMS OF THE ASTORIA 401(k) PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN. Please sign exactly as your name(s) appear(s) hereon. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E46071-P06438 STERLING BANCORP Annual Meeting of Stockholders May 22, 2018 11:00 AM This proxy is a voting instruction card solicited by the Board of Directors The undersigned hereby directs the Trustee of the Astoria 401(k) Plan to vote all shares of common stock of Sterling Bancorp credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2018, at 11:00 a.m. Eastern Time, and at any and all adjournments thereof as set forth on the reverse side hereof. Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the Astoria 401(k) Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares) on each proposal specified on this voting instruction card in the same proportion as shares for which it has received timely voting instructions. Voting instructions for shares allocated to your Astoria 401(k) Plan account must be received by 5:00 p.m. Eastern Time on May 18, 2018. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET. Continued and to be signed on reverse side

STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on May 18, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on May 18, 2018. Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E46072-P06438 KEEP THIS PORTION FOR YOUR RECORDS THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STERLING BANCORP For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Election of (14) Director Nominees for a one (1) year term until their successors are elected and qualified: Nominees: 01) John P. Cahill 08) Robert W. Lazar 02) James F. Deutsch 09) Maureen Mitchell 03) Navy E. Djonovic 10) Patricia M. Nazemetz 04) Fernando Ferrer 11) Richard O’Toole 05) Robert Giambrone 12) Ralph F. Palleschi 06) Jack Kopnisky 13) Burt Steinberg 07) James J. Landy 14) William E. Whiston The Board of Directors recommends you vote FOR the For Against Abstain For Against Abstain following proposals: 2. Approval of an amendment to the Company’s Amended 4. Ratification of the appointment of Crowe Horwath LLP and Restated Certificate of Incorporation to eliminate the as the independent registered public accounting firm for provisions requiring cause and a supermajority vote to the fiscal year ending December 31, 2018; and remove Directors; 5. The transaction of such other business as may properly 3. Approval, by non-binding vote, of the compensation of come before the Annual Meeting or any adjournment the Named Executive Officers (Say-on-Pay); or postponement thereof. PURSUANT TO THE TERMS OF THE ASTORIA BANK EMPLOYEES PENSION PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN. Please sign exactly as your name(s) appear(s) hereon. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E46073-P06438 STERLING BANCORP Annual Meeting of Stockholders May 22, 2018 11:00 AM This proxy is a voting instruction card solicited by the Board of Directors The undersigned hereby directs the Trustee of the Astoria Bank Employees Pension Plan (“Pension Plan”) to vote all shares of common stock of Sterling Bancorp credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2018, at 11:00 a.m. Eastern Time, and at any and all adjournments thereof as set forth on the reverse side hereof. Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the Pension Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares) on each proposal specified on this voting instruction card in the same proportion as shares for which it has received timely voting instructions. Voting instructions for shares allocated to your Pension Plan account must be received by 5:00 p.m. Eastern Time on May 18, 2018. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET. Continued and to be signed on reverse side